SECURITIES PURCHASE AGREEMENT

                                     BETWEEN

                                 EUREKA I, L.P.

                                       AND

                        MEDICAL TECHNOLOGY SYSTEMS, INC.


                               Dated June 26, 2002


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                                       i

                                TABLE OF CONTENTS


1.       DEFINITIONS...........................................................1

2.       SALE AND PURCHASE OF SECURITIES.......................................9

         2.1      Sale and Purchase............................................9

         2.2      Original Issue Discount......................................9

3.       Closing Date and Location.............................................9

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................9

         4.1      Organization.................................................9

         4.2      Equity Investments..........................................10

         4.3      Authorized Capital Stock....................................10

         4.4      Financial Information.......................................10

         4.5      Absence of Undisclosed Liabilities..........................11

         4.6      Absence of Changes..........................................11

         4.7      Tax Matters.................................................12

         4.8      Assets......................................................13

         4.9      Intellectual Property Rights................................13

         4.10     Litigation..................................................13

         4.11     No Defaults.................................................14

         4.12     Employees...................................................14

         4.13     Compliance..................................................15

         4.14     Insurance...................................................15

         4.15     Authorization of Transaction Documents......................15

         4.16     Validity of Transaction Documents, etc......................15

         4.17     Warrant Shares..............................................16

         4.18     Preferred Shares and Conversion Shares......................16

         4.19     Related Transactions........................................16

         4.20     Securities Law Compliance...................................16

         4.21     No Governmental Consent or Approval Required................16

         4.22     Material Agreements.........................................17

         4.23     Registration Rights.........................................17

         4.24     Compliance with ERISA.......................................17

         4.25     Environmental Protection. ..................................17


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                                       ii

                                TABLE OF CONTENTS
                                  (continued)

         4.26     Brokers, etc................................................18

         4.27     Disclosure..................................................18

5.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER......................18

6.       CONDITIONS TO CLOSING................................................20

         6.1       Closing....................................................20

7.       COVENANTS OF THE COMPANY.............................................23

         7.1       Access to Records..........................................23

         7.2       Financial Reports and Other Information....................23

         7.3       Use of Proceeds............................................25

         7.4       Affirmative Covenants......................................25

         7.5       Negative Covenants.........................................26

         7.6       Insurance..................................................29

         7.7       Certain Financial Covenants................................29

         7.8       Board Observer.............................................31

         7.9       Key Person Life Insurance..................................32

8.       THE NOTES............................................................32

         8.1       Exchange or Transfer of Notes..............................32

         8.2       Register of Noteholders....................................33

         8.3       Transfer Taxes.............................................33

         8.4       Payment....................................................33

         8.5       Event of Default...........................................34

9.       COLLATERAL AGENT.....................................................35

         9.1       Appointment of Collateral Agent............................35

         9.2       Collateral Agent Authorized to Enter into Transaction
                        Documents.............................................36

         9.3       Amendment to Transaction Documents.........................36

         9.4       Duties of Collateral Agent.................................36

         9.5       Indemnification of Collateral Agent........................39

10.      FEES.................................................................39

11.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS, ETC..........40


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                                       iii

                                TABLE OF CONTENTS
                                  (continued)


12.      INDEMNIFICATION......................................................40

13.      REMEDIES.............................................................40

14.      PARTIES IN INTEREST..................................................41

15.      ENTIRE AGREEMENT.....................................................41

16.      NOTICES..............................................................41

17.      CHANGES..............................................................42

18.      COUNTERPARTS.........................................................42

19.      HEADINGS.............................................................42

20.      GOVERNING LAW........................................................42

21.      SEVERABILITY.........................................................42

22.      JURISDICTION.........................................................42

23.      WAIVER OF JURY TRIAL.................................................43


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                                     - iv -

                                  SCHEDULE LIST

SCHEDULE 4.2                        EQUITY INVESTMENTS
SCHEDULE 4.3                        CAPITALIZATION
SCHEDULE 4.4                        FIVE-YEAR COMPANY PROJECTIONS
SCHEDULE 4.5                        LIABILITIES
SCHEDULE 4.6                        ABSENCE OF CHANGES
SCHEDULE 4.7                        TAX MATTERS
SCHEDULE 4.8                        EXCEPTIONS TO ASSET OWNERSHIP
SCHEDULE 4.9                        INTELLECTUAL PROPERTY RIGHTS
SCHEDULE 4.10                       LITIGATION
SCHEDULE 4.11                       DEFAULTS
SCHEDULE 4.12                       DESIGNATED PERSONS
SCHEDULE 4.13                       EXCEPTIONS TO COMPLIANCE
SCHEDULE 4.14                       INSURANCE
SCHEDULE 4.19                       RELATED TRANSACTIONS
SCHEDULE 4.22                       MATERIAL AGREEMENTS
SCHEDULE 4.23                       REGISTRATION RIGHTS
SCHEDULE 4.24                       ERISA PLANS
SCHEDULE 4.25                       ENVIRONMENTAL PROTECTION
SCHEDULE 7.2(a)                     CAPITAL BUDGET

                                  EXHIBIT LIST

EXHIBIT A                           FORM OF NOTE
EXHIBIT B                           FORM OF REGISTRATION RIGHTS AGREEMENT
EXHIBIT C                           FORM OF TAG-ALONG AGREEMENT
EXHIBIT 6.1(c)                      MATTERS TO BE COVERED BY OPINION OF COUNSEL
EXHIBIT D                           PREFERRED STOCK TERMS
EXHIBIT E                           FORM OF JOINDER


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                                       1


                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated June 26, 2002, between Medical Technology Systems, Inc., a Delaware corporation having offices at 12920 Automobile Boulevard, Clearwater, Florida (the "Company"), Eureka I, L.P., a Delaware limited partnership having offices at 770 Township Line, Suite 150, Yardley, Pennsylvania 19067 (the "Purchaser"), and Eureka I, L.P. as collateral agent (in such capacity, the "Collateral Agent").

                             PRELIMINARY STATEMENTS

     A. The Company is engaged in the business of manufacturing medical packaging and dispensing systems and supplies.

     B. The Company desires to raise funds from senior and subordinated lenders to repay certain senior debt, fund capital expenditures and for working capital and other purposes permitted by this Agreement.

     C. The Purchaser desires to purchase up to $4,000,000 of senior subordinated debt with warrants and 2,000 shares of the authorized Series A Convertible Participating Preferred Stock of the Company, subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained in this Agreement, the parties hereto agree as follows:

1. DEFINITIONS. All capitalized terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

     "Action" has the meaning set forth in Section 4.10 hereof.

     "Affiliate" of any Person means any other Person that controls, is controlled by or is under common control with such Person. The term "Affiliate" as it relates to the Company and its Subsidiaries shall not include the Company or any of its Subsidiaries.

     "Capital Expenditures" means for any Person, with respect to any period of determination, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) by such Person during such period that are required by GAAP, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of such Person, including, to the extent not already accounted for, capitalized development costs for such period.

     A "Change of Control" occurs when (a) the Company fails to cause its business to be managed by its present senior management team, or, in the event any member shall cease to serve for any reason, a replacement who is reasonable acceptable to the Required Noteholders; or (b) as the result of the issuance of securities by the Company or the disposition of outstanding securities of the
Company by the holders  thereof,  by merger,  or by any other  transaction,  (1)

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                                       2

members of the Siegel Family collectively own less than 22.5% of the combined voting power of all classes of Voting Securities, or (2) any "person" or group of persons (within the meaning of section 13(d) of the Securities Exchange Act of 1934 or Rule 13d-5 thereunder) (other than one or more members of the Siegel Family or holders of the Series A Preferred Stock, Warrants or shares of Common Stock issued as a result of conversion of the Series A Preferred Stock or exercise of the Warrants) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, except that a person shall be deemed to be the beneficial owner of all securities that such person has the right to acquire before or after the expiration of any period of time specified in such rule) of Voting Securities with combined voting power equal to or greater than the combined voting power of all Voting Securities held at the time in the aggregate by the members of the Siegel Family. In determining the percentage of voting power of all Voting Securities held by any Person (or "person"), all Voting Securities issuable upon the exercise, conversion or exchange of outstanding options, warrants, convertible securities or other rights to purchase or subscribe for Voting Securities shall be deemed to be outstanding.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

     "Conversion Shares" has the meaning set forth in Section 4.1 hereof.

     "Convertible Securities" means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other Convertible Securities.

     "Debt Service Coverage Ratio" means, for any Person, with respect to any period of determination, the ratio of (i) such Person's net income after taxes for such period (excluding any after-tax gains or losses on the sale of assets (other than the sale of inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or losses), plus depreciation and amortization deducted in determining net income for such period, plus tax benefits which offset any income tax expense provisions deducted in determining net income for such period, minus Unfinanced Capital Expenditures for such period plus the after-tax increase in LIFO reserves, or minus the after tax decrease in LIFO reserves, to (ii) such Person's current principal maturities of long-term debt and capitalized leases paid or scheduled to be paid during such period, plus any prepayments on indebtedness owed to any other Person (exclusive of payments of Excess Cash Flow made in accordance with Section 2(e)(v)(B) of the Senior Loan Agreement, trade payables and revolving loans under the Senior Loan Agreement) and paid during such period plus, if the period of determination ends on and is for such Person's Fiscal Year, any dividends paid during such Fiscal Year on the Series A Preferred Stock and permitted to be paid by the Intercreditor Agreement.

     "Designated Persons" means the present directors and officers of the Company or any of its Subsidiaries.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Existing Credit Facility" means the extensions of credit provided to the Company under that certain Second Amended and Restated Loan and Security Agreement dated as of September 5, 1996, among the Company, South Trust Bank of Alabama, National Association, and various other parties, as amended.

     "Excess Cash Flow" has the meaning specified in Section 2(e)(v)(B) of the Senior Loan Agreement.

     "Financial Statements" has the meaning set forth in Section 4.4(a) hereof.

     "Fiscal Quarter" means each fiscal quarter of the Company ending March 31, June 30, September 30 and December 31 in each calendar year.

     "Fiscal Year" means the fiscal year of the Company ending March 31 in each calendar year. Changes of the fiscal year of the Company subsequent to the date of this Agreement will not change the definition of "Fiscal Year" for purposes of this Agreement.

     "GAAP" means accounting principles generally accepted in the United States of America as from time to time in effect as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by any successor entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination.

     "Guarantor" or "Guarantors" shall mean any Person who executes, enters or joins in the Guaranty.

     "Guaranty" means the Guaranty Agreement of even date herewith among the Purchaser and the Subsidiaries of the Company as the same may be amended, supplemented, modified or restated from time to time pursuant to the terms thereof.

     "Intellectual  Property  Rights" means all  intellectual  property  rights, including without limitation, Proprietary Information, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, franchises, licenses, trade secrets, proprietary processes and formulae.

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                                       4

     "Intercreditor Agreement" means the Subordination Agreement of even date herewith among the Purchaser, LaSalle Business Credit, Inc., the Company and MTS Packaging Systems, Inc., as the same may be amended, supplemented, modified or restated from time to time.

     "Interest Coverage Ratio" means, for any Person, with respect to any period of determination, the ratio of (i) such Person's net income after taxes for such period (excluding any after-tax gains or losses on the sale of assets (other than the sale of inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or losses), plus depreciation and amortization deducted in determining net income for such period, plus interest expense deducted in determining net income for such period, plus tax benefits which offset income tax expense provisions deducted in determining net income for such period minus Unfinanced Capital Expenditures for such period, and plus the after-tax increase in LIFO reserves, or minus the after tax decrease in LIFO reserves, to (ii) interest expense deducted in determining net income for such period.

     The Company has "knowledge" of a matter if a Responsible Officer (1) has actual knowledge of the matter or (2) would have actual knowledge of the matter upon such inquiry or investigation by such Responsible Officer as is reasonable under the circumstances. "Know," "known" and similar terms have correlative meanings.

     "Lien" means any lien, mortgage, pledge, security interest or other charge or encumbrance of any kind, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

     "Liquidity Event" means (A) the sale, lease, abandonment, transfer or other disposition of all or substantially all the stock or assets of the Company (other than to a direct or indirect Wholly-Owned Subsidiary of the Company), including by merger, consolidation or otherwise (B) the liquidation, dissolution or winding up of the Company, (C) the occurrence of a Change of Control, or (D) a Qualified Public Offering.

     "Material Adverse Effect" means a material adverse effect on the financial condition, results of operation, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole, or on the ability of the Company and its Subsidiaries to perform their obligations under the Transaction Documents.

     "Material Agreement" means with respect to any Person, each contract, whether written or oral, to which such Person is a party involving aggregate consideration payable to or by such Person of $100,000 or more in one year or involving extensions of credit by or to such Person of $100,000 or more, but excluding the agreements documenting the Existing Credit Facility, which is being repaid on the Closing Date.

     "Noteholder" means any of the holders from time to time of the Notes.

     "Notes" means the 14% Senior Subordinated Notes, in the form attached hereto as Exhibit A, issued by the Company pursuant to this Agreement in the aggregate principal amount of up to $4,000,000, including all Notes issued upon transfer or exchange of other Notes as provided herein.

     "Officer's Certificate" means a certificate signed by any Responsible Officer, stating that (a) the officer signing such certificate has made or has caused to be made such investigations as he or she has deemed necessary in order to permit him or her to reasonably verify the accuracy in all material respects of the information set forth in such certificate and (b) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

     "Packaging" means MTS Packaging Systems, Inc., a Florida corporation wholly owned by the Company.

     "Patent Security Agreement" means each of the patent and trademark security agreements of even date herewith among the Collateral Agent and (1) the Company,
(2) the Company's Subsidiaries, and (3) the Siegel Family Trust, as the same may be amended, supplemented, modified or restated from time to time pursuant to the terms thereof.

     "Permitted Liens" means (i) liens for taxes, assessments, fees and other governmental charges, and for claims the payment of which is not yet overdue or is being contested in good faith (and for which adequate reserves have been established by the Company on its books in conformity with GAAP), (ii) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder; (iii) liens or security interests in favor of Collateral Agent; (iv) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on the ability of the Company and its Subsidiaries to use such real property for its intended purpose in connection with its business; (v) liens in connection with purchase money indebtedness and capitalized leases otherwise permitted pursuant to this Agreement; provided, that such liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such capitalized leases; (vi) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; provided that all such customs duties are promptly paid; (vii) liens securing Senior Indebtedness; (viii) liens described on Schedule 4.8 hereto; (ix) liens (other than any lien created by ERISA) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security; and (x) judgment liens not constituting an Event of Default.

     "Person" means and includes an individual, a company, a partnership, a trust, an unincorporated organization, a limited liability company, a joint stock company, a joint venture and a government or any department, agency or political subdivision thereof.

     "Pledge Agreement" means the Pledge Agreement of even date herewith among the Company, its Subsidiaries and the Collateral Agent, as the same may be amended, supplemented, modified or restated from time to time pursuant to the terms thereof.

     "Preferred Shares" means the 2,000 shares of Series A Preferred Stock to be purchased at the Closing and, as the context may require, any additional shares of Series A Preferred Stock issued in payment of dividends on the Series A Preferred Stock.

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                                       6

     "Preferred Stock" means, as applied to any corporation, shares of such corporation which are entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation.

     "Proprietary Information" means all customer lists, source and object codes, algorithms, architecture, structures, display screens, layouts, processes, inventions, trade secrets, know-how, development tools and other proprietary rights owned by the Company or any of its Subsidiaries pertaining to any product or service manufactured, marketed or sold, or proposed to be manufactured, marketed or sold (as the case may be), by the Company or any of its Subsidiaries or used, employed or exploited in the development, license, sale, marketing or distribution or maintenance thereof, and all documentation and media constituting, describing or relating to the above, including without limitation, manuals, memoranda, know-how, notebooks, records and disclosures.

     "Qualified Public Offering" means any issuance and sale after the date of this Agreement by the Company, pursuant to a registration statement that becomes effective under the Securities Act, of securities (other than senior debt securities that are neither Convertible Securities nor issued as part of an offering that includes equity securities or Convertible Securities) for net proceeds to the Company of $15,000,000 or more.

     "Related Transaction" has the meaning set forth in Section 4.19 hereof.

     "Registration Rights Agreement" means the registration rights agreement between Purchaser and the Company in the form attached hereto as Exhibit B.

     "Required Noteholders" means the holders of a majority in principal amount of the Notes.

     "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Operating Officer (or principal operating officer), the Chief Financial Officer (or principal financial officer), and the Treasurer of the Company.

     "Restricted Payment" means (i) the declaration or payment by the Company or any of its Subsidiaries (other than Wholly-Owned Subsidiaries) of any dividend on, or the distribution to the holders of, or other payment by the Company or any of its Subsidiaries (other than Wholly-Owned Subsidiaries) relating to, any shares of capital stock of the Company or any of its Subsidiaries (other than Wholly-Owned Subsidiaries) of any class, now or hereafter outstanding (except in shares of capital stock or options, warrants or other rights to acquire capital stock); (ii) the purchase, redemption, or other acquisition for any consideration by the Company or any of its Subsidiaries of any shares of capital stock of any class of the Company, or any option, warrant (including, without limitation, any warrants under this Agreement) or other right to acquire any such capital stock; (iii) the prepayment by the Company or any of its Subsidiaries of any principal or interest on any indebtedness that is subordinated to the Notes; (iv) any payment by the Company or any of its Subsidiaries of any amount to any Affiliate as management, consulting, investment banking or other fees (except as disclosed on Schedule 4.19); or (v) the payment by the Company or any of its Subsidiaries of any principal due under any loan made to the Company or any of its Subsidiaries by any Affiliate.

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                                       7

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Security Agreement" means each of the security agreements of even date herewith among the Collateral Agent and (1) the Company, and (2) the Company's Subsidiaries, as the same may be amended, supplemented, modified or restated from time to time pursuant to the terms thereof.

     "Security Documents" means the Security Agreement, UCC Financing Statements, the Pledge Agreement, the Patent Security Agreement, the Trademark Security Agreement any real estate security document, and any other agreement that creates, perfects, or purports to create or perfect a Lien in favor of the Collateral Agent for the benefit of the holders of the Notes.

     "Senior Lender" means LaSalle Business Credit, Inc., Standard Federal Bank National Association, their respective successors and assigns, and any other holder of Senior Indebtedness.

     "Senior Loan Agreement" means the Loan and Security Agreement dated as of the date hereof among LaSalle Business Credit, Inc., as agent, Standard Federal Bank National Association, as lender, the Company and MTS Packaging Systems, Inc., as borrowers, and the guarantors listed therein, and any agreement evidencing Senior Indebtedness that replaces such agreement.

     "Senior Indebtedness" has the meaning specified in the Intercreditor Agreement, and any refinancing thereof in an amount not greater than the maximum amount specified in the Intercreditor Agreement (whether the refinancing is provided by the same or a different Senior Lender).

     "Series A Preferred Stock" means the Company's Series A Convertible Participating Preferred Stock, par value $0.0001 per share.

     "Siegel Family" means (1) Todd E. Siegel, his siblings, the descendants of Todd E. Siegel and his siblings, and the spouses of any of the foregoing persons; and (2) any general or limited partnership (including Jade Partners), trust (including the Siegel Family Trust) or other entity all of whose partners, beneficiaries or other owners are Persons described in clause (1).

     "Subsidiary" means (1) any partnership in which the Company or any Subsidiary of the Company is a general partner, (2) any Person in which the Company and its Subsidiaries collectively own a majority of the equity interests, and (3) any Person of which securities having a majority of the ordinary voting power in electing the Board of Directors or comparable body are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

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                                       8

     "Tag-along Agreement" means each of the tag-along agreements among the Company, the Purchaser, and (1) Todd E. Siegel, and (2) Jade Partners, each in the form attached hereto as Exhibit C.

     "Tangible Net Worth" means, with respect to a Person, such Person's shareholders' equity defined in accordance with GAAP, less the book value (to the extent included in such shareholders' equity) of all assets reflected as goodwill (which shall in no event include trademarks, patents or other intellectual property or capitalized development costs), plus the amount of any LIFO reserve, all as determined under GAAP, consistently applied.

     "Trademark Security Agreement" means each of the trademark security agreements among the Collateral Agent and (1) the Company and, (2) the Company's Subsidiaries.

     "2004 Tangible Net Worth Requirement" has the meaning specified in Section 7.7(a) hereof.

     "2005 Tangible Net Worth Requirement" has the meaning specified in Section 7.7(a) hereof.

     "Transaction Documents" means this Agreement, the Notes, the Warrant Agreement, the Warrant Certificates, the Security Documents, the Guaranty, the Registration Rights Agreement, the Tag-along Agreements, the Intercreditor Agreement, and all other agreements and instruments executed in connection with the transactions contemplated by this Agreement.

     "Voting Securities" means securities entitled in ordinary circumstances to vote generally in the election of directors of the Company.

     "Unfinanced Capital Expenditures" means those Capital Expenditures which have not been financed, funded or paid for with the proceeds of loans (other than revolving loans) under the Senior Loan Agreement, purchase money indebtedness, capital leases or any other form of indebtedness.

     "Warrant Agreement" means the Warrant Agreement of even date herewith between the Company and the Purchaser, as the same may be amended, supplemented, modified or restated from time to time pursuant to the terms thereof.

     "Warrant Certificate" means each Warrant Certificate issued pursuant to the Warrant Agreement.

     "Warrants" means the Warrants issued and issuable pursuant to the Warrant Agreement.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

     "Wholly-Owned   Subsidiary"  means  any  Subsidiary,   all  of  the  equity
securities of which are owned by the Company or another Wholly-Owned Subsidiary.

2. SALE AND PURCHASE OF SECURITIES.

     2.1 Sale and Purchase. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company on the Closing Date (hereinafter defined), (a) $4,000,000 aggregate principal amount of the Notes and Warrants to purchase 566,517 shares of Common Stock, for a purchase price of $4,000,000, and (b) 2,000 Preferred Shares at a purchase price of $1,000 per share.

     2.2 Original Issue Discount. The Notes together with the Warrants constitute "investment units" for the purposes of Section 1273(c)(2)(A) of the Code. In accordance with Sections 1273(c)(2)(A) and 1273(b)(2) of the Code, the issue price of the investment unit of the Purchaser is the principal amount of the Notes. Allocating that issue price between the Notes and the Warrants in proportion to their fair market value, as required by Section 1273(c)(2)(B) of the Code and Treasury Regulation 1.1273-2(h)(1), results in the Warrants having an aggregate issue price of $935,000 and the Notes having an aggregate issue price of $3,065,000. Accordingly, the original issue discount that will accrue on the Notes is $935,000. None of the parties will take any position in its tax returns that is inconsistent with the foregoing. The Company will provide the Noteholders with any information necessary for them to report their income from this transaction properly.

     3. Closing Date and Location. The closing of the issuance, sale and purchase of the Notes and Warrants and of the Preferred Shares shall take place at the offices of Wolf, Block, Schorr & Solis-Cohen LLP, counsel to the Senior Lender, 250 Park Avenue, New York, New York, at 10:00 a.m., Eastern time, on June 26, 2002, or at such other location, date and time as may be agreed upon between the Purchaser and the Company (such closing being called the "Closing" and such date and time being called the "Closing Date").

     At the Closing, the Company shall issue and deliver to the Purchaser (i) a stock certificate or certificates in definitive form, registered in the name of the Purchaser, representing the Preferred Shares, (ii) the Notes in the principal amount of $4,000,000, (iii) the Warrant Agreement, and (iv) one or more Warrant Certificates evidencing Warrants to purchase 566,517 shares of Common Stock, and the Purchaser will pay to the Company by wire transfer of immediately available funds (to such account as the Company may designate in writing to the Purchaser at least one (1) business day prior to the Closing) $6,000,000 less the amount of the closing fees and expenses owed by the Company pursuant to Article 6 hereof.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

     4.1 Organization. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, (b) has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as now conducted and to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party, to issue and deliver the Notes and the Warrants, to issue and deliver the Warrant Shares upon exercise of the Warrants, to issue, sell and deliver the Preferred Shares, and to issue and deliver the shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares"), (c) is duly qualified as a foreign corporation and in good standing to do business in all such jurisdictions, if any, in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except for those jurisdictions in which failure to so qualify would not reasonably be expected to have a Material Adverse Effect, and (d) has not in the last five years conducted business under any name other than that set forth in this Agreement or the schedules hereto. Each Subsidiary (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida, (b) has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as now conducted and to execute, deliver and perform this the Transaction Documents to which it is a party, (c) is duly qualified as a foreign corporation and in good standing to do business in all such jurisdictions, if any, in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except for those jurisdictions in which failure to so qualify would not reasonably be expected to have a Material Adverse Effect, and (d) has not in the last five years conducted business under any name other than as set forth in this Agreement or on Schedule 4.1 hereto.

     4.2 Equity Investments. Except as set forth on Schedule 4.2 attached hereto, neither the Company nor any of its Subsidiaries, nor does any of them now own any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

     4.3 Authorized Capital Stock. The authorized and outstanding capital stock of the Company and each of its Subsidiaries, both before and after giving effect to the Closing, is as disclosed on Schedule 4.3. All outstanding capital stock so shown will be validly issued and outstanding, fully paid and nonassessable. No shares of Series A Convertible Preferred Stock will have been issued before the Closing. Except as disclosed in Schedule 4.3, (i) no subscription, warrant, option, convertible security, or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company or any of its Subsidiaries is authorized or outstanding and (ii) there is no commitment by the Company or any of its Subsidiaries to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as disclosed in Schedule 4.3, neither the Company nor any of its Subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of the equity securities of the Company or any of its Subsidiaries or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as disclosed in Schedule 4.3 and except for Permitted Liens, to the Company's knowledge, there are no voting trusts or agreements, stockholders' agreements, stock pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company or any of its Subsidiaries (whether or not the Company or any of its Subsidiaries is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

4.4 Financial Information.

          (a) The Company has previously delivered to the Purchaser its annual audited financial statements for its Fiscal Year ended March 31, 2001, its annual unaudited financial statements for its Fiscal Year ended March 31, 2002 and its monthly financial statements as at and for the period ended April 30, 2002 (the "Interim Date")(collectively, the "Financial Statements").

          (b) The Financial Statements (together with any notes thereto) (i) are in accordance with the books and records of the Company, (ii) fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods indicated and (iii) have been prepared in accordance with GAAP (except, in the case of the interim financial statements, for the absence of footnotes, and subject to changes resulting from audits and normal year-end adjustments, none of which would reasonably be expected to have a Material Adverse Effect).

          (c) The Company's  five-year  projections  attached hereto as Schedule
     4.4 have been prepared on the basis of assumptions that the Company's management believes to be reasonable. This does not constitute a representation or warranty that the projected results will actually be achieved.

     4.5 Absence of Undisclosed Liabilities. Except as disclosed in the Financial Statements or listed on Schedule 4.5 hereof, as of the date of this Agreement, to the Company's knowledge, (a) neither the Company nor any of its Subsidiaries had any material liability of any nature (matured or unmatured, fixed or contingent) which was not provided for or disclosed on the Financial Statements except current liabilities incurred in the ordinary course of business since the Interim Date, and (b) all liability reserves established by the Company and its Subsidiaries are adequate in all material respects. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5) known to the Company which are not adequately provided for on the Financial Statements.

     4.6 Absence of Changes. Except as listed on Schedule 4.6 attached hereto, since March 31, 2002, there has not been:

          (a) the occurrence of any event that would reasonably be expected to result in a Material Adverse Effect;

          (b) any borrowing or agreement to borrow any funds or any material liability or material obligation of any nature whatsoever (contingent or otherwise) incurred by the Company or any of its Subsidiaries, other than current liabilities or obligations incurred in the ordinary course of business (and other than borrowings under the Existing Credit Facility);

          (c) any asset or property of the Company or any of its Subsidiaries made subject to a Lien of any kind, other than Permitted Liens (and Liens securing the Existing Credit Facility, all of which will be discharged at the Closing);

          (d) any waiver of any material right of the Company or any of its Subsidiaries or the cancellation of any material debt or claim held by the Company or any of its Subsidiaries;

          (e) any declaration or payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company or any of its Subsidiaries, or any agreement or commitment therefor;

          (f) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Company or any of its Subsidiaries, except sales of inventory in the ordinary course of business and disposals of assets not material in value and no longer useful in the conduct of the Company's business;

          (g) any loan or advance to or guarantee of indebtedness of any Person (other than the Company or any of its Subsidiaries) by the Company or any of its Subsidiaries in excess of $100,000, or any agreement or commitment therefor;

          (h) any damage, destruction or loss (whether or not covered by insurance), other than ordinary wear and tear, that would reasonably be expected to result in a Material Adverse Effect;

          (i) any increase, direct or indirect, in the compensation paid or payable to a Designated Person other than salary adjustments made in the ordinary course of business;

          (j) any material change in the accounting methods or practices followed by the Company or any of its Subsidiaries; or

          (k) any change in any Material Agreement by which the Company or any of its Subsidiaries or any of their respective assets is bound, which change would reasonably be expected to result in a Material Adverse Effect.

     4.7 Tax Matters. Except as provided on Schedule 4.7 attached hereto, all federal, state and local tax returns and tax reports required to be filed by the Company or any of its Subsidiaries have been filed (except for extensions duly obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and as to which its failure to file would reasonably be expected to result in a Material Adverse Effect, and all of the foregoing are true, correct and complete in all material respects. All federal, state, local and foreign income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) required to have been paid or accrued by the Company or any of its Subsidiaries, as calculated on such returns, have been fully paid or are adequately provided for on the books of the Company, other than those being contested in good faith by appropriate proceedings and for which reserves, if any, required by generally accepted accounting principles, have been established on the books of the Company. To the Company's knowledge, the Company has not received any written inquiries (which are currently pending) by the Internal Revenue Service or any other taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Company or any of its Subsidiaries. All deficiencies asserted or assessments (including interest and penalties) made as a result of any examination by the Internal Revenue Service or by appropriate state or departmental tax authorities of the federal, state or local income tax, sales tax or franchise tax returns of or with respect to the Company or any of its Subsidiaries have been fully paid or are adequately provided for on the books of the Company and, to the Company's knowledge, no proposed (but unassessed) additional taxes, interest or penalties have been asserted. Except as set forth on Schedule 4.7 attached hereto, neither the Company nor any of its Subsidiaries has made any elections pursuant to the Code (other than elections which relate solely to matters of accounting, depreciation or amortization) which would reasonably be expected to result in a Material Adverse Effect.

     4.8 Assets. Except as set forth on Schedule 4.8 attached hereto, the Company and its Subsidiaries own outright all of their material property and assets, real, personal or fixed, tangible or intangible, reflected as assets on the Financial Statements or not so reflected because not required to be reflected, but which are used or useful in the business of the Company and its Subsidiaries, or acquired by the Company since the Interim Date (other than assets disposed of in the ordinary course of business since the date of the relevant Financial Statements), subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind, except for Permitted Liens. Neither the Company nor any of its Subsidiaries is obligated under any contract or agreement remaining in effect after the Closing Date or subject to any charter or other corporate restriction which would reasonably be expected to result in a Material Adverse Effect. Except as described on Schedule
4.8 and except for ordinary wear and tear, the leased premises, equipment and other tangible assets of the Company and its Subsidiaries are in good operating condition in all material respects and are fit for use in the ordinary course of business.

     4.9 Intellectual Property Rights. A complete list of the patents, patent applications, trademarks and trademark registrations of the Company and its Subsidiaries is set forth on Schedule 4.9. Except as set forth on Schedule 4.9 attached hereto: there are no Intellectual Property Rights necessary or required to enable the Company and its Subsidiaries to carry on their respective businesses as now conducted that the Company or its Subsidiaries do not possess; to the Company's knowledge, no third party has any ownership right, title, interest, claim in or lien on any of the Intellectual Property Rights of the Company and its Subsidiaries; and to the Company's knowledge, neither the Company nor its Subsidiaries has violated or infringed, and is not currently violating or infringing, and neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries (or any of their employees or consultants) has violated or infringed or, by conducting its business as presently proposed to be conducted, would violate or infringe, the Intellectual Property Rights of any other person or entity, except in each case for such matters that would not reasonably be expected to result in a Material Adverse Effect.

     4.10 Litigation. Except as set forth on Schedule 4.10 attached hereto, there is no action, suit, proceeding, claim, arbitration or investigation ("Action") pending and served (or, to the Company's knowledge, currently threatened or pending and unserved) against the Company or any of its Subsidiaries, or their respective activities, properties or assets or, to the Company's knowledge, against any Designated Person in connection with such Designated Person's relationship with, or actions taken on behalf of, the Company or any of its Subsidiaries, which if adversely determined would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that has been served on the Company or any of its Subsidiaries or that is known to the Company, and there is no Action by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate, which in either such case would reasonably be expected to have a Material Adverse Effect.

     4.11 No Defaults. Except as set forth on Schedule 4.11 attached hereto, neither the Company nor any of its Subsidiaries is in default in any material respect (a) under its certificate of incorporation or bylaws, or under any material provision of any Material Agreement to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property is bound or affected or (b) with respect to any order, writ, injunction, judgment or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality that has been served on the Company or any of its Subsidiaries or that is known to the Company. To the Company's knowledge, there exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute, a default in any material respect under any of the foregoing.

     4.12 Employees. (a) Schedule 4.12 attached hereto contains a list of all of the officers and directors of the Company and each of its Subsidiaries, and other Designated Persons. Schedule 4.12 also contains a list of all written employment agreements and noncompetition agreements to which the Company or any of its Subsidiaries is a party, and all noncompetition agreements of which the Company has knowledge to which any director, officer or employee of the Company in a party.

          (b) Neither the Company nor any of its Subsidiaries is bound by or subject to any contract, commitment or arrangement with any labor union, and to the Company's knowledge, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any of its Subsidiaries pending or, to the Company's knowledge, threatened, nor is the Company aware of any labor organization activity involving its employees or those of any of its Subsidiaries. The Company is not aware that any Designated Person intends to terminate his or her employment or engagement with the Company, nor does the Company have any present intention to terminate the employment or engagement of any Designated Person.

          (c) No Designated Person is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or any of its Subsidiaries or to promote the interests of the Company or any of its Subsidiaries or that would conflict in any material respect with the business or any of its Subsidiaries as now conducted or proposed to be conducted. The carrying on of the business of the Company or any of its Subsidiaries by the Designated Persons and the conduct of the Company's business as presently conducted or proposed, will not, to the Company's knowledge, conflict with or result in a breach of any of the material terms, conditions or provisions of, or constitute a default under, any material contract, covenant or instrument under which any such Designated Person is now obligated.

     4.13 Compliance. Except as set forth on Schedule 4.13 attached hereto, (a) the Company and each of its Subsidiaries have complied in all material respects with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to their respective businesses or the ownership of their respective assets and have received no notice of non-compliance therewith and
(b) the Company and each of its Subsidiaries have or have applied for all federal, state, local and foreign governmental licenses and permits necessary or required to enable them to carry on their respective businesses as now conducted and as now proposed to be conducted. Such licenses and permits, if issued, are in full force and effect, no material violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the best of the Company's knowledge, threatened to revoke or limit any thereof, which if adversely determined would reasonably be expected to have a Material Adverse Effect. None of the aforesaid licenses and permits shall be affected in any material adverse respect by this Agreement.

     4.14 Insurance. Schedule 4.14 attached hereto sets forth all insurance policies of the Company and its Subsidiaries currently in effect with respect to its properties, assets and businesses. Each insurance policy maintained by the Company and its Subsidiaries with respect to their properties, assets and businesses is valid and enforceable and duly in force and all premiums with respect thereto are paid to date. The Company believes that the amounts of coverage under such policies of insurance are commercially reasonable for the nature of the businesses of the Company and its Subsidiaries as conducted as of the date hereof.

     4.15 Authorization of Transaction Documents. The execution, delivery and performance by the Company and its Subsidiaries of the Transaction Documents to which each is a party have been duly authorized by all requisite corporate action by the Company and its Subsidiaries. The execution and delivery of the Transaction Documents by the Company and its Subsidiaries, the consummation of the transactions contemplated thereby and compliance with the provisions thereof by the Company and its Subsidiaries will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries, in each case as in effect on the date hereof and on each Closing Date, or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or under any Material Agreement to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property is bound or affected, or (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, except for those contemplated under the Transaction Documents.

     4.16 Validity of Transaction Documents, etc. Each Transaction Document has been duly executed and delivered by the Company and its Subsidiaries, as applicable, and constitutes the valid and legally binding obligation of the Company and its Subsidiaries, as applicable, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws generally affecting creditors' rights and by equitable principles.

     4.17 Warrant Shares. The reservation, issuance, sale and delivery of the Warrant Shares have been duly authorized by all requisite corporate action of the Company. When issued, sold and delivered as contemplated by the Warrant Agreement, the Warrant Shares will be validly issued and outstanding, fully paid and nonassessable, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as set forth in this Agreement, the Registration Rights Agreement and the Tag-along Agreements or under applicable securities laws.

     4.18 Preferred Shares and Conversion Shares. The Preferred Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement, the Registration Rights Agreement and the Tag-along Agreements or under applicable securities laws. The Conversion Shares have been duly reserved for issuance upon conversion of the Preferred Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement, the Registration Rights Agreement and the Tag-along Agreements or under applicable securities laws. Neither the issuance, sale or delivery of the Preferred Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

     4.19 Related Transactions. Except as set forth on Schedule 4.19 attached hereto, no Designated Person and no "affiliate" or "associate" (each as defined in the rules and regulations promulgated under the Exchange Act) of any such Person is presently, directly or indirectly through his or its affiliation with any other person or entity, a party to any transaction with the Company or any of its Subsidiaries providing for the furnishing of services (other than employment of such individuals by the Company or any of its Subsidiaries) by or to, or the sale of products by or to, or rental of real or personal property from or to, or otherwise requiring cash payments to or by, any such Person. For purposes of this Agreement, a transaction of the type described in this Section
4.19 is sometimes herein referred to as a "Related Transaction."

     4.20 Securities Law Compliance. Neither the Company nor any of its Subsidiaries has violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock or debt securities. Based in part upon the Purchaser's representations contained in
Section 5, the offering and sale of the Preferred Shares, the Warrants and the Notes are each exempt from registration under the Securities Act. The aforesaid offering and sale are also exempt from registration under applicable state securities laws or will be exempt upon the timely filing of notices with the appropriate states.

     4.21 No Governmental Consent or Approval Required. Except for the filing of any notice subsequent to the Closing that may be required under applicable federal and/or state securities laws (which, if required, shall be filed on a timely basis as may be so required), and except for Uniform Commercial Code filings and other filings or recordings necessary to perfect any and all security interests granted by the Company or any of its Subsidiaries in favor of the Collateral Agent or the Senior Indebtedness, no consent, approval or authorization of, or declaration to, or filing with, any Person (governmental or private) is required for the valid authorization, execution, delivery and performance by the Company or any of its Subsidiaries of the Transaction Documents or for the valid authorization, issuance and delivery of the Preferred Shares, the Warrants, the Notes, the Conversion Shares or the Warrant Shares, other than such consents, approvals, authorizations, declarations or filings as have been obtained or made, as applicable.

     4.22 Material Agreements. Schedule 4.22 attached hereto is a list of all Material Agreements to which the Company or any of its Subsidiaries is a party. Except as listed on Schedule 4.22 or as otherwise contemplated hereby, neither the Company nor any of its Subsidiaries is a party to any written or oral (a) material contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements, (b) material contract for the employment of any officer, individual employee or other person on a full-time basis or any contract with any person on a consulting basis, (c) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others, (d) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing of a lien on any assets of the Company or any of its Subsidiaries, other than agreements documenting the Existing Credit Facility, which is being repaid on the Closing Date, (e) loan or guaranty of any obligation for borrowed money or otherwise (other than among the Company and its Subsidiaries and other than agreements documenting the Existing Credit Facility, which is being repaid on the Closing Date), (f) material lease or agreement under which the Company or any of its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other party, (g) material lease or agreement under which the Company or any of its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company or any of its Subsidiaries, (h) contract, agreement or commitment under which the Company or any of its Subsidiaries is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party, or (i) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world. Upon request, the Company will make available to the Purchaser true and correct copies of all such written agreements and other documents. To the knowledge of the Company, none of the contracts or agreements listed on Schedule 4.22 is in default in any material respect.

     4.23 Registration Rights. Except as contemplated by this Agreement and as set forth on Schedule 4.23, no Person has any right to cause the Company to effect the registration under the Securities Act of any shares of Common Stock or any other securities (including without limitation, debt securities) of the Company.

     4.24 Compliance with ERISA. Except as disclosed in Schedule 4.24, neither the Company nor any of its Subsidiaries (a) maintains, or has ever maintained, any employee benefit plan subject to ERISA or (b) contributes to, or has ever contributed to, any such employee benefit plan maintained by any other person or entity.

     4.25 Environmental Protection. Except as set forth on Schedule 4.25 or except as used solely in routine office operations and for heating purposes, neither the Company nor any of its Subsidiaries has (except in compliance with all Environmental Laws) (as defined below) caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operation of its business or otherwise, except to the extent that non-compliance, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. To the Company's knowledge, the Company, each of its Subsidiaries, the operation of their respective businesses, and any real property that any of them owns, leases or otherwise occupies or uses (the "Premises") are in compliance, during the period of their operation, ownership or lease, with all applicable Environmental Laws and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances, except to the extent that non-compliance, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has caused or allowed a release, or a threat of release, of any Hazardous Substance unto, at or near the Premises, except for instances that, individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect. To the Company's knowledge, neither the Premises nor any property at or adjacent to the Premises has ever been subject to a release, or a threat of release, of any Hazardous Substance, except to the extent that non-compliance, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. For the purposes of this Agreement, the term "Environmental Laws" shall mean any Federal, state or local law or ordinance or regulation pertaining to the protection of human health or the environment. For purposes of this Agreement, the term "Hazardous Substances" shall include oil and petroleum products, asbestos, polychlorinated biphenyls, urea formaldehyde and any other materials classified as hazardous or toxic under any Environmental Laws.

     4.26 Brokers, etc.. The Company has not dealt or negotiated with any person who has or will have, as a result of the transaction contemplated by this Agreement, any right, interest or claim against the Purchaser or any of its Affiliates for any commission, fee or other compensation as a finder or broker. All compensation payable to Westminster Securities Corporation will be payable solely by the Company, and neither the Purchaser nor any of its Affiliates shall have any liability therefor.

     4.27 Disclosure. Neither this Agreement nor any other written document, certificate, instrument or statement furnished or made available to the Purchaser by or on behalf of the Company or any of its Subsidiaries pursuant to the terms of the Transaction Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Other than general business and economic conditions, there is no fact known to the Company which materially adversely affects the business, properties, prospects or financial condition of the Company which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to the Purchaser by or on behalf of the Company.

     5.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER.   The  Purchaser
represents and warrants to the Company that:

          (a) It is a limited partnership duly formed and in good standing under the laws of the State of Delaware. It has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly and validly authorized by all necessary action on the part of the Purchaser.

          (b) Each Transaction Document has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles.

          (c) It has been advised and understands that the Notes, the Warrants, the Warrant Shares, the Preferred Shares and the Conversion Shares have not been registered under the Securities Act, and that in this connection, the Company is relying in part on the representations of the Purchaser set forth in this Section 5.

          (d)  It  understands  that  each  certificate  representing  Preferred
     Shares, each Note, each Warrant Certificate and each certificate representing Warrant Shares or Conversion Shares will bear a legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH OFFER, SALE, PLEDGE OR TRANSFER IS REGISTERED UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM SUCH REGISTRATION. TRANSFER OF THESE SECURITIES IS ALSO SUBJECT TO CERTAIN RESTRICTIONS UNDER THE SECURITIES PURCHASE AGREEMENT DATED JUNE 26, 2002, BETWEEN THE COMPANY AND EUREKA I, L.P.

     At such time that a Note, Warrant, Preferred Shares, Warrant Shares or Conversion Shares may be sold pursuant to Rule 144(k) under the Securities Act (or any successor rule), the Company agrees to provide the holder thereof with a replacement non-legended Note, Warrant Certificate and certificates evidencing such Warrant Shares, Preferred Shares and Conversion Shares within five (5) business days of a written request by such holder.

          (e) It has been further advised and understands that there is no public market for the Notes, the Warrants or the Preferred Shares. The Purchaser recognizes that the investment in the Notes, Warrants and the Preferred Shares involves a number of significant risks.

          (f) It has not dealt or negotiated with any person who has or will have, as a result of the transaction contemplated by this Agreement, any right, interest or claim against or upon the Company or any of its Subsidiaries for any commission, fee or other compensation as a finder or broker.

          (g) It (i) is an accredited investor within the meaning of Rule 501(a) promulgated under the Securities Act, (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement and (iii) is acquiring the Preferred Shares, the Notes and Warrants hereunder, and in the event that it should acquire the Warrant Shares upon exercise of the Warrants or the Conversion Shares upon conversion of the Preferred Shares, the Warrant Shares or the Conversion Shares without registration under the Securities Act in reliance on the exemption from registration contained in Section 4(2) of the Securities Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares except for such distribution or sale as is registered or exempt from registration under the Securities Act.

          (h) It has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof, including a total loss of its investment.

          (i) It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has obtained all requested documents pertaining to the Company or otherwise.

6. CONDITIONS TO CLOSING.

     6.1 Closing. The obligation of the Purchaser to purchase and pay for the Preferred Shares, Warrants and Notes being purchased by it on the Closing Date is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

          (a) Opinion of Company's Counsel. The Purchaser shall have received from Kilpatrick Stockton LLP and Holland & Knight LLP, counsel for the Company, and Gray Harris Robinson Shackleford Farrior, counsel to the Siegel Family Trust and Jade Partners, opinions dated the Closing Date in form satisfactory to the Purchaser and collectively covering the matters set forth in Exhibit 6.1(c).

          (b) Filing of Preferred Stock Terms. A Certificate of Designation in the form of Exhibit D hereto, shall have been filed with the Secretary of the State of Delaware.

          (c) Representations and Warranties to be True and Correct. The representations and warranties contained in Section 4 hereof shall be true, complete and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and a Responsible Officer of the Company shall have certified to such effect to the Purchaser in writing.

          (d) Performance. The Company shall have performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and a

     Responsible Officer of the Company shall have certified to the Purchaser in writing to such effect and to the further effect that all of the conditions set forth in this Section have been satisfied.

          (e) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

          (f) Supporting Documents. The Purchaser and its counsel shall have received copies of the following documents:

               (i) (A) the Company's certificate of incorporation, certified as of a recent date by the Secretary of the State of Delaware and (B) a certificate of said Secretary dated as of a recent date as to the valid subsistence of the Company and listing all documents of the Company on file with said Secretary;

               (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Notes, the Warrants and the Preferred Shares and the reservation, issuance and delivery of the Warrant Shares and the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Company's certificate of incorporation has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause
          (i)(B) above (other than as required by subsection (b)); and (D) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents, the stock certificates representing the Preferred Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph; and

               (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchaser or its counsel reasonably may request.

     (g) Other Transaction Documents.

               (i) the Security Agreement,  together with the documents required
          by  the  Security  Agreement,   including  financing   statements  and
          confirmation of insurance and real estate security documents;

               (ii) the Patent Security Agreement;

               (iii) the Trademark Security Agreement;

               (iv) the Registration Rights Agreement;

               (v) the Tag-Along Agreements;

               (vi) the Pledge Agreement;

               (vii) the Intercreditor Agreement;

               (viii) the Guaranty; and

               (ix) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Sections 6.1(a) through 6.1(k), inclusive, have been fully satisfied.

          (h) Preemptive Rights. All stockholders of the Company having any preemptive, first refusal or other rights with respect to the issuance of the Preferred Shares, the Conversion Shares and the Warrant Shares shall have irrevocably waived the same in writing.

          (i) Sources and Uses Statement. The Company shall have delivered a statement, reasonably satisfactory to the Purchaser, of the sources and uses of the funds being provided on the Closing Date by the Senior Lender and by the Purchaser.

          (j) Evidence of Insurance. The Company shall have furnished to the Purchaser evidence of the insurance required by this Agreement.

          (k) Counsel Fees and Other Expenses. The Company shall have paid in accordance with Section 6.1 the fees and disbursements of Drinker Biddle & Reath LLP, special counsel to the Purchaser, invoiced at the Closing, and shall have reimbursed the Purchaser for its out-of-pocket expenses, invoiced at the Closing.

          (l) Closing Fee. The Company shall have paid to the Purchaser a closing fee of $80,000 on account of its purchase of the Notes and Warrants and $40,000 on account of its purchase of the Preferred Shares. The Purchaser agrees to refund to the Company, promptly after the closing, the deposit previously paid to the Purchaser upon issuance of its term sheet or commitment letter, less the Purchaser's out-of-pocket expenses for which it is entitled to reimbursement pursuant to its term sheet or commitment letter.

          (m) Senior Indebtedness; Discharge of Existing Credit Facility. The Company shall have simultaneously completed the closing with LaSalle Business Credit, Inc. under senior term loans and revolving credit commitments of not less than $6,000,000, and shall have not less than $500,000 in unused revolving credit commitments thereunder; the Company shall have terminated the Existing Credit Facility and repaid all amounts owing thereunder; and all Liens securing the Existing Credit Facility shall have been discharged.

          (n) Board Committees. The Company's Board of Directors shall have appointed (1) an audit committee, whose composition shall be in conformity with the requirements of law and the Nasdaq Stock Market, and (2) a compensation committee, a majority of the members of which shall not be officers or employees of the Company or any of its Subsidiaries, or relatives of any such officers or employees.

          (o) Transaction Costs. Fees and expenses paid or owing to brokers and investment bankers on account of the transactions contemplated by this Agreement and the closing under the Senior Indebtedness shall not exceed $548,000.

All such documents shall be satisfactory in form and substance to the Purchaser and its counsel.

7. COVENANTS OF THE COMPANY

     7.1 Access to Records. For so long as the Notes have not been paid in full, the Company will permit any representatives designated by the Required
Noteholders, during normal business hours and upon reasonable notice to (a) visit and inspect any of the properties of the Company and its Subsidiaries, (b) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (c) discuss the affairs, finances and accounts of any such companies with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided, that in no event shall such inspection impede or interrupt the normal business operations of the Company. The Company will reimburse the Noteholders for their reasonable expenses (including travel) incurred under the preceding sentence, except that if no Event of Default shall have occurred and be continuing, the Company shall be required to reimburse such expenses relating to only one examination per year. The presentation of an executed copy of this Agreement by the Required Noteholders to the Company's independent accountants will constitute the Company's permission to its independent accountants to participate in discussions with such persons. The Required Noteholders and their designated representative shall maintain the confidentiality of any confidential or Proprietary Information so obtained by them which is not otherwise available from other sources that are free from similar restrictions; provided, however, that the foregoing shall in no way limit or otherwise restrict the ability of the Required Noteholders or such authorized representatives to disclose any such information concerning the Company which they may be required to disclose (i) to the Required Noteholders' partners to the extent required to satisfy their fiduciary obligations to such persons (so long as such partners agree in writing to be bound by those confidentiality provisions), or (ii) otherwise as required by law.

7.2 Financial Reports and Other Information.

          (a) For so long as the Notes have not been paid in full, the Company will furnish each Noteholder with the following:

               (i) As soon as practicable, and in any case within thirty (30) days after the end of each calendar month, monthly unaudited financial statements (all prepared in accordance with GAAP, except for footnotes, and subject to changes resulting from audits and normal year-end adjustments none of which will be materially adverse to the financial condition or result of operation of the Company), including
          (A) an unaudited balance sheet as of the last day of such month, (B) an unaudited statement of income for such month, together with a cumulative statement of income from the first day of the then current fiscal year to the last day of such month, (C) an aging schedule (or summary thereof) of all accounts receivable and accounts payable, (D) a statement of cash flows for such month and (E) a report comparing capital expenditures for such month against the capital budget schedule attached hereto as Schedule 7.2(a) or delivered pursuant to
          Section 7.2(a)(iii), and identifying all expected changes in the timing or amount of capital expenditures, and a comparison between the actual figures for such month, the comparable figures (with respect to clauses (A) and (B) only) for the prior year period and the comparable figures in the current year's budget, along with management commentary. The foregoing financial statements shall be accompanied by an Officer's Certificate to the effect that such statements fairly present in all material respects the financial position and financial results of the Company for the fiscal period covered, qualified by the fact that the Company may need to make adjustments to the foregoing figures as determined by the Company's auditors in accordance with generally accepted accounting procedures.

               (ii) As soon as practicable and in any event within 90 days after the end of each Fiscal Year commencing with the Fiscal Year ending March 31, 2002, an annual independent certified audit prepared by nationally recognized certified public accountants.

               (iii) Not later than the beginning of each Fiscal Year, an annual operating plan with budget for the Company, including the Company's capital budget, for the coming Fiscal Year.

               (iv) Promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations and financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided pursuant to this Section 7.2).

               (v) Promptly (but in any event within five business days) after the discovery or receipt of notice of any material default under any Material Agreement to which it or any of its Subsidiaries is a party or any other event or circumstance materially and adversely affecting the Company and its Subsidiaries taken as a whole (including the filing of any material litigation against the Company or any Subsidiary or the existence of any dispute with any Person which involves a reasonable likelihood of such material litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto.

               (vi) Within fifteen days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its shareholders and/or lenders and copies of all registration statements and all regular, special or periodic reports which it files, with the Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's business.

               (vii) From time to time such other information concerning the Company's businesses as any Noteholder shall reasonably request.

          (b) If for any period the Company shall have any Subsidiary or Subsidiaries, then in respect of such period the financial statements delivered pursuant to subsections (i) and (ii) of Section 7.2(a) shall include consolidating (unaudited) and consolidated financial statements of the Company and its Subsidiaries.

          (c) With the financial  statements  referred to in subsections (i) and
     (ii) of Section 7.2(a), the Company shall deliver to each Noteholder an Officer's Certificate to the effect that such officer has no knowledge of any material violation or default by the Company in the performance of its agreements or covenants contained herein or in any other Material Agreement to which the Company is a party or of the occurrence of any condition, event or act which, with or without notice or lapse of time, or both, would constitute such a material violation or a default, or, if such officer shall have obtained knowledge of any such violation, condition, event or act, he or she (as the case may be) shall specify in such certificate all such violations, conditions, events and acts and the nature and status thereof.

     7.3 Use of Proceeds. The net proceeds received by the Company from LaSalle Business Credit, Inc. and the Purchaser shall be used by the Company as described in the statement of sources and uses of funds furnished by the Company pursuant to Section 6.1(i).

     7.4 Affirmative Covenants. For so long as the Notes have not been paid in full, the Company will, and will cause each Subsidiary to:

          (a) at all times cause to be done all things necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses, provided that nothing in this Section 7.4(a) shall prohibit the Company from discontinuing the existence of any Subsidiary if such discontinuance is determined by the Board of Directors of the Company to be in the best interest of the Company or such Subsidiary;

          (b) maintain and keep its material assets in good repair, working order and condition, ordinary wear and tear and obsolete equipment and damage by casualty excepted, and from time to time make all necessary repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted at all times in all material respects;

          (c) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property (other than as permitted in this Agreement), to the extent to which the failure to pay or discharge such obligations would reasonably be expected to result in a Material Adverse Effect, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books (when required under GAAP) with respect thereto;

          (d) comply with all other material obligations which it incurs pursuant to any Material Agreement, whether oral or written, express or implied, as such obligations become due to the extent to which the failure to so comply would reasonably be expected to result in a Material Adverse Effect, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books (when required by GAAP) with respect thereto;

          (e) comply in all material respects with the requirements of all applicable laws, rules, regulations, orders and ordinances of any governmental authority having jurisdiction (including Environmental Laws), the violation of which would reasonably be expected to result in a Material Adverse Effect;

          (f) maintain, in all material respects, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company as the case may be, in accordance with GAAP, and in each case in sufficient detail to enable the separate financial statements of each such entity to be readily prepared;

          (g) file all reports (if any) required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder;

          (h) possess and maintain all material Intellectual Property Rights necessary to the conduct of their respective businesses and own all right, title and interest in and to, or have a valid license for, all material Intellectual Property Rights used by the Company and each Subsidiary in the conduct of their respective businesses. Neither the Company nor any Subsidiary will take any action, or fail to take any action, which would to its knowledge result in the invalidity, abuse, misuse or unenforceability of such Intellectual Property Rights or which would to its knowledge infringe in any material respect upon any rights of other Persons;

          (i) when and if applicable, take all steps necessary for the Company to maintain its eligibility to use Form S-3 for the registration of its securities once the Company has attained such eligibility;

          (j) if the Company or any Subsidiary acquires or organizes any additional Subsidiary, cause such additional Subsidiary to execute and deliver a joinder in the form attached hereto as Exhibit E, cause all filings to be made that are necessary to perfect in favor of the Collateral Agent a security interest in all property of such additional Subsidiary, which are junior and subordinate to those in favor of the Senior Lender and cause all the capital stock of such subsidiary to be pledged to the Collateral Agent; provided, however, that no Subsidiary organized under the laws of a jurisdiction outside the United States shall be required to execute a joinder if it would result in adverse tax consequences to the Company or its Subsidiaries; and

          (k) cause to be elected to the Company's Board of Directors, not later than the Company's 2002 annual meeting of stockholders, one additional director who is an "independent director" within the meaning of the listing rules of the Nasdaq Stock Market.

     7.5 Negative Covenants. For so long as the Notes have not been paid in full, the Company will not, and will not permit any Subsidiary to, do any of the following without the written consent of the Required Noteholders:

          (a) subject to the terms of the Intercreditor Agreement, make any Restricted Payment except that the Company may pay dividends on the Series A Preferred Stock if, at the time of such payment and after giving effect thereto, no Event of Default shall have occurred and be continuing;

          (b) voluntarily liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (except with respect to any Subsidiary as permitted by Section 7.4(a));

          (c) become subject to any agreement or instrument (other than the Intercreditor Agreement), which by its terms would (under any circumstances) restrict the Company's right to perform any of its obligations pursuant to the terms of any of the Transaction Documents;

          (d) without limiting the generality of subsection (h), incur, create, issue, assume, guarantee or otherwise become liable for any indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness unless such debt is junior and subordinate in all respects in right of payment to the Notes;

          (e) enter into any Related Transaction except for (i) normal employment arrangements and benefit programs on reasonable terms, and (ii) any transaction on terms no less favorable to the Company than could be obtained in a transaction with a Person not related to the Company;

          (f) permit any material asset or property of the Company or any Subsidiary to become subject to a Lien of any kind, except for Permitted Liens;

          (g) assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business, and except in favor of the Senior Lender;

          (h) create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness of borrowed money other than the Senior Indebtedness, except that the Company or any of its Subsidiaries may (i) borrow money from a Person other than the Purchaser on an unsecured and subordinated basis if the rate of interest thereon does not exceed 12% per year, no principal is payable thereon until at least three months after the scheduled maturity of the Notes, and a subordination agreement in favor of the Collateral Agent and in form and substance satisfactory to the Collateral Agent is executed and delivered to Agent relative thereto; (ii) maintain its present indebtedness listed on Schedule
     4.5 hereto; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of its business; (iv) incur purchase money indebtedness or capitalized lease obligations not in excess of $100,000 in the aggregate each Fiscal Year in connection with Capital Expenditures permitted pursuant to Section 7.7(d) hereof; and (v) incur indebtedness under agreements pursuant to which any Borrower is hedging against increases in interest rates on such Borrower's outstanding floating rate indebtedness; provided that the aggregate amount so hedged at any time shall not exceed the amount of such Borrower's floating rate indebtedness outstanding at such time;

          (i) create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest or other encumbrance of any kind on any real or personal property except for Permitted Liens;

          (j) enter into a material line of business other than the business of manufacturing medical packaging and dispensing systems and supplies;

          (k) (i) merge or consolidate with, or sell, assign, lease or otherwise dispose of all or substantially all or any substantial part of its assets to, any other Person except to the Company or one of its Wholly-Owned Subsidiaries; (ii) purchase or otherwise acquire any operating business or division (whether by stock or asset purchase) from any other Person or all or any substantial part of the assets of any other Person except for investment permitted by Section 7.5(l), (iii) directly or indirectly sell, assign, pledge or otherwise dispose of any Indebtedness of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of), any Subsidiary, except pledges to Collateral Agent pursuant to any of the Security Documents, which pledge shall be junior and subordinate to that made in favor of the Senior Lender and to the holders of Senior Indebtedness; (iv) permit any Subsidiary directly or indirectly to sell, assign, pledge or otherwise dispose of any Indebtedness of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of), any other Subsidiary, which pledge shall be junior and subordinate to that made in favor of the Senior Lender, except pledges thereof to the Collateral Agent pursuant to any of the Security Documents and to the holders of Senior Indebtedness; (v) permit any Subsidiary to have outstanding any shares of Preferred Stock; (vi) form or acquire any Subsidiary organized under any law other than that of the United States, a state thereof, or the District of Columbia; or (vii) permit any Subsidiary directly or indirectly to issue or sell any shares of its stock or similar interests or other securities (or warrants, rights or options to acquire stock or similar interests or other securities) except to the Company or a Wholly-Owned Subsidiary of the Company and pledged to the Collateral Agent (provided, however, that no more than 65% of the stock of any Subsidiary organized under the laws of any jurisdiction outside of the United States will be pledged and none of the capital stock of any such Person's direct or indirect Subsidiaries will be pledged) pursuant to the Pledge Agreement and pledged and delivered to the holders of Senior Indebtedness;

          (l) make or suffer to exist any loan or advance to any Person or purchase or otherwise acquire any stock, obligation or securities of, or any other interest in, or make any capital contribution to, any Person, except that (1) the Company may make Investments in Packaging, and (2) the Company and Packaging may make investments in any Subsidiary of the Company that shall have delivered or joined in a Guaranty at such time, so long as
     (i) no Event of Default, or event or condition that, with notice or lapse of time, or both, would, if unremedied, be an Event of Default, has occurred, or would occur as a result of such investment and, (ii) the Company shall deliver written notice to the Collateral Agent at least thirty (30) days prior to the making of any such investment;

          (m) sell, lease or otherwise dispose of any material asset or property of the Company, other than sales, leases and disposals of inventory or equipment in the ordinary course of business;

          (n) (i)  fail to make  contributions  to  pension  plans  required  by
     Section 412 of the Code, (ii) fail to make payments required by Title IV of ERISA as the result of the termination of a single employer pension plan or withdrawal or partial withdrawal from a multiemployer pension plan, or
     (iii) fail to correct a prohibited transaction with an employee benefit plan with respect to which it is liable for the tax imposed by Section 4975 of the Code; and

          (o) amend or modify this license agreement dated October 14, 1986, between the Company (successor to DRG Consultants, Inc.) and the Siegel Family Revocable Trust, as modified by agreement dated September 2, 1990 (the "License Agreement"), in any way unfavorable to the Company, fail to comply in any material respect with the Company's obligations under the License Agreement, or waive any right of the Company under the License Agreement, unless the Company acquires from the Siegel Family Revocable Trust all its rights in the subjects of the license, in a transaction complying with Section 7.5(e), in which case the Company may terminate the License Agreement.

     7.6 Insurance. For so long as the Notes shall not have been paid in full, the Company will apply for and continue in force insurance with responsible and reputable companies in such amounts and against such risks as are set forth in the Company's insurance policies in effect on the Closing Date. After the Closing Date, the Company shall obtain additional or different insurance if the insurance risk profile of the Company materially changes, to the extent reasonably requested by the Collateral Agent or the Required Noteholders (with such deductibles and levels of self-insurance as are usually maintained by owners of similar businesses and properties), but in any event, the Company will
(1) increase the coverage of its business interruption insurance to $3,000,000 (provided the incremental premium is not more than $7,500), and (2) obtain separate coverage limits for its directors and officers liability and employment practices liability insurance of $2,000,000 each (provided the total premium for such coverage is not more than $55,000), effective in both cases at the end of the current policy year(s). The insurers under all such policies shall have a rating of "A" or better as established by Best's Rating Guide (or an equivalent rating with such other publication of a similar nature as shall be in current use). All such insurance policies shall provide that they may not be cancelled unless the insurance carrier gives at least thirty (30) days prior written notice of such cancellation to the Collateral Agent.

     7.7 Certain Financial Covenants.

          (a) Tangible Net Worth. The Company and its Subsidiaries on a consolidated basis shall maintain at all times during each time period set forth below a Tangible Net Worth of not less than the amount set forth below opposite each such time period:

              Period                                 Tangible Net Worth
              ------                                 ------------------

   As of March 31, 2002 and at all              $350,000
   times until June 29, 2002

   As of June 30, 2002 and at all               $3,500,000
   times until December 30, 2002

   As of December 31, 2002 and at all           $3,600,000
   times until March 30, 2003

   As of March 31, 2003                         $3,750,000

   As of April 1, 2003 and at all               The greater of (i)$3,750,000
   times until March 30, 2004                   and (ii) 90% of Tangible Net
                                                Worth at March 31, 2003

   As of March 31, 2004                         $800,000 plus the greater of
                                                (i) $3,750,000 and (ii) 90% of
                                                Tangible Net Worth at
                                                March 31, 2003 (the "2004
                                                Tangible Net Worth Requirement")

   As of April 1, 2004 and at all               The greater of (i) the 2004
   Net times until March 30, 2005               Tangible Worth Requirement and
                                                (ii) 90% of Tangible Net Worth
                                                at March 31, 2004

   As of March 31, 2005                         $800,000 plus the greater of
                                                (i) the 2004 Tangible Net Worth
                                                Requirement and (ii) 90% of
                                                Tangible Net Worth at
                                                March 31, 2004 the "2005
                                                Tangible Net Worth Requirement")

  As of April 1, 2005 and at all                The greater of (i) the 2005
  time thereafter                               Tangible Net Worth Requirement
                                                and (ii) 90% of Tangible Net
                                                Worth at March 31, 2005

          (b) Debt Service Coverage Ratio. The Company and its Subsidiaries on a consolidated basis will maintain a Debt Service Coverage Ratio for each time period set forth below of not less than the ratio set forth below opposite each such time period:

         Measuring Period                           Debt Service Coverage Ratio
         ----------------                           ---------------------------

Fiscal quarter ending September 30, 2002                      1.00:1.00

Two fiscal quarters ending December 31, 2002                  1.00:1.00

Twelve months ending March 31, 2003,                          1.20:1.00
March 31, 2004 and March 31, 2005

Fiscal quarter ending June 30, 2003,                          1.00:1.00
September 30 and December 31 of each
year, in each case together with the
three preceding fiscal quarters

          (c) Interest Coverage Ratio. The Company and its Subsidiaries on a consolidated basis will maintain an Interest Coverage Ratio for each time period set forth below of not less than the ratio set forth below opposite each such time period:

         Measuring Period Interest Coverage Ratio

Fiscal quarter ending September 30, 2003           2.00:1.00
Two fiscal quarters ending December 31, 2002       2.00:1.00
Fiscal quarter ending March 31, 2003, and          2.00:1.00
each fiscal quarter thereafter, in each
case with the preceding three fiscal quarters

          (d) Capital Expenditure Limitations. The Company and its Subsidiaries on a consolidated basis shall not make Capital Expenditures in excess of One Million Eight Hundred Thousand Dollars ($1,800,000.00) during any one Fiscal Year, commencing with the Fiscal Year ending March 31, 2003.

     7.8 Board Observer. For so long as the Notes have not been paid in full, the Company's Board of Directors will consist of two management members and three outside members, for a total of five members, and such board shall meet at least four times annually. The Purchaser shall have the right (until the Notes have been paid in full) to appoint one observer who shall have the right to attend all meetings of the Board of Directors of the Company and all committees thereof; provided, however, that so long as the holders of Series A Preferred Stock or of the Warrants or Warrant Shares shall have the right to appoint such an observer, all shall appoint the same observer, the identity of which will be determined by the Purchaser until the Notes have been paid in full. Notwithstanding anything to the contrary in any Transaction Document, the Company shall be entitled to exclude any such observer from any board discussions (and withhold any related materials) materially affecting the relationship of the Company or any Subsidiary to the Collateral Agent, any Noteholder, or any holder of any Warrant, Warrant Shares or Series A Preferred Stock. The Company shall reimburse Purchaser for all reasonable expenses associated with the observer's attendance at board and committee meetings.

     7.9 Key Person Life Insurance. The Company will obtain, within 60 days after the date of the Closing, and thereafter continuously maintain in effect until the Notes have been paid in full, key person life insurance on the lives of Todd E. Siegel, Michael P. Conroy, Michael Stevenson and such other persons as may be selected by the Purchaser, in the amount of $4,000,000, $1,500,000 and $1,500,000, respectively.

8. THE NOTES

     8.1 Exchange or Transfer of Notes.

          (a) Exchange. At any time upon the request of any Noteholder and upon surrender of such Note for such purpose at the principal offices of the Company, the Company will execute and register in the Noteholder's name in exchange therefor new notes, in such denomination or denominations (in minimum amounts of $100,000 and in multiples of $10,000) as may be requested, an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered and substantially in the form thereof, with appropriate insertions and variations, and dated, and bearing interest from, the date to which interest has been paid on the Note so surrendered unless no interest has been paid on the Note so surrendered, in which case the new notes shall be dated the date of the Note so surrendered.

          (b) Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it that the Note has been mutilated, destroyed, lost or stolen, and, in the case of any destroyed, lost or stolen Note, a letter of indemnity reasonably satisfactory to the Company, or in the case of a mutilated Note, upon surrender and cancellation thereof, the Company shall execute and register in the holder's name a new Note in exchange and substitution for the Note so mutilated, destroyed, lost or stolen in an aggregate principal amount equal to the unpaid principal amount of the Note so mutilated, destroyed, lost or stolen and substantially in the form thereof, with appropriate insertions and variations, and dated and bearing interest from the date to which interest has been paid on the Note so mutilated, destroyed, lost or stolen unless no interest has been paid on the Note so mutilated, destroyed, lost or stolen, in which case the new Note shall be dated the date of the Note so mutilated, destroyed, lost or stolen.

          (c) Transfer. Subject to the provisions of this Agreement, any Note may be transferred at the principal office of the Company by surrender thereof for cancellation, endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder thereof or its attorney duly authorized in writing, and thereupon the Company shall issue and deliver, in the name of the transferee or transferees, a new Note, for a like aggregate principal amount, dated as of the date to which interest has been paid on the Note so transferred.

          (d) Instrument of Transfer. All Notes presented or surrendered for exchange as provided in this Section 8.1 shall, if required by the Company, be accompanied by a written instrument or instruments of transfer, duly executed by the registered holder thereof or its attorney duly authorized in writing. No charge shall be made by the Company in respect of any transfer or exchange of Notes, but the holder shall bear any applicable transfer tax.

          (e) Legends. All Notes issued pursuant to this Section 8.1 shall contain the restrictive legends on the Note surrendered for transfer or exchange or which has been mutilated, lost, destroyed or stolen, and shall contain any legend required by the Intercreditor Agreement as in effect from time to time. All certificates representing Warrants and Series A Preferred Stock, whether originally issued or issued on transfer or exchange, shall also contain any legend required by the Intercreditor Agreement as in effect from time to time.

          (f) Approval of Transfers. Notwithstanding anything to the contrary in any Transaction Document, no Noteholder may transfer all or any part of any Note without the written consent of the Company (such consent not to be unreasonably withheld, it being understood that the Company may withhold consent if the proposed transferee is a competitor of the Company), except that no such consent shall be required (1) if an Event of Default shall have occurred and be continuing, or (2) for a transfer to (A) an Affiliate of the transferor Noteholder or (B) a partner or other equity holder of such Noteholder in connection with a distribution of assets by such Noteholder. If a Noteholder makes a written request to the Company to consent to a transfer of all or a portion of any Note to a transferee identified in the request, the Company shall be deemed to have consented to such transfer unless it gives written notice of objection to the transferor Noteholder within five business days after the request is made.

     8.2 Register of Noteholders. The Company will at all times keep or cause to be kept, at the principal office of the Company, appropriate records for the registration and transfer of the Notes, identifying the Noteholders, and shall cause to be recorded therein the names and addresses of the holders of record of the Notes from time to time, and any and all transfers thereof; provided, however, that the Company shall be required to record the transfer of a Note only if and when a subsequent holder shall have (a) presented such Note to the Company for inspection, properly endorsed or assigned and in order for transfer,
(b) delivered to the Company a written notice of its acquisition of such Note, and (c) designated in writing an address to which payments on and notices in respect of such Notes shall be transmitted.

     8.3 Transfer Taxes. The Company will pay, and hold the Purchaser harmless against, liability for the payment of any transfer or similar taxes payable in connection with the initial issuance and sale of the Notes pursuant hereto.

     8.4 Payment.

          (a) Required Payment. The Notes will be paid in accordance with their terms and as set forth in this Agreement.

          (b) Mandatory Prepayment. In the event of a Liquidity Event, all amounts due hereunder shall be prepaid in full with accrued interest and, if applicable, the prepayment fee provided for in Section 8.4(c).

          (c) Optional Prepayment. The Company has the right, at its option, at any time to prepay the principal amount in full or in part from time to time, together with accrued interest on the amount prepaid, and together with a prepayment fee calculated as follows:


         Date of prepayment                         Prepayment fee (as a percent
         (dates inclusive)                          of principal amount prepaid)
         -----------------                          ----------------------------
On or before June 26, 2003                                       5%
June 27, 2003, through June 26, 2004                             4%
June 27, 2004, through June 26, 2005                             3%
June 27, 2005, through the day before the final maturity         2%

          (d) Intercreditor Agreement. All payments made under this Section 8.4 shall be made in a manner which is in accordance with the terms of the Intercreditor Agreement.

          8.5 Event of Default.

          (a) The occurrence of any of the following events shall constitute an Event of Default hereunder and under the Notes: (i) the failure to make any payment of principal, interest or prepayment fee hereunder or under the Notes when the same shall be due and such failure continues for three (3) business days after due date; (ii) the Company's failure to make any other payment hereunder within ten (10) days after the Company receives a written notice specifying the amount of such payment; (iii) the failure by the Company or any Guarantor to observe and perform in all material respects any of the covenants or agreements on its part to be observed or performed under this Agreement, the Notes or any of the Security Documents and such failure continues for thirty (30) business days after notice thereof by the Collateral Agent or any Noteholder to the Company; (iv) any representation or warranty made by the Company or any Guarantor herein or in any of the other Transaction Documents shall not be true in all material respects on and as of the date so made; (v) the dissolution or permanent termination of business for any reason by the Company and its Subsidiaries taken as a whole; (vi) acceleration of the maturity of any indebtedness of the Company or any of its Subsidiaries for borrowed money in excess of $250,000 as a result of a default thereunder; (vii) the bankruptcy, insolvency, reorganization, receivership, arrangement or commencement or filing of other similar proceedings by the Company or any Guarantor or against the Company or any Guarantor which, if such proceeding shall be filed against the Company or any Guarantor, shall not be discharged within ninety (90) days after the filing thereof under any state or federal law or if the Company shall not be paying, or shall admit in writing its inability to pay, its debts as they shall become due, make an assignment for the benefit of creditors or apply for, consent to or suffer the appointment of a custodian, receiver or trustee for any part of its property or assets provided, that with respect to any Guarantor which has assets the value of which is less than $50,000, as measured by the higher of book value and market value thereof, at such time, and to which no assets have been transferred by the Company or other Guarantor at any time subsequent to the Closing Date, the remedies provided the Collateral Agent in Section 13 hereof shall be solely with respect to such Guarantor and such Guarantor's assets, so long as the liability or obligation owing by such Guarantor which caused such proceeding to be commenced arose prior to the Closing Date and neither the Company nor any Guarantor at any time prior to the Closing Date had any knowledge thereof or is also in any manner and to any extent responsible for such liability or obligation; (viii) the sale, lease, transfer or other disposition, whether voluntary or involuntary, of all or substantially all of the property or assets of the Company and its Subsidiaries taken as a whole without adequate provision for the payment of all sums due hereunder; (ix) final judgments against the Company and its Subsidiaries in excess of $250,000 not covered by insurance, if not discharged, annulled or stayed for thirty (30) days; or (ix) the issuance of a writ, warrant, distraint or order of attachment or garnishment against a material portion of the property or assets of the Company and its Subsidiaries taken as a whole, if either (A) there is an imminent risk of forfeiture or (B) it remains undischarged or unstayed for thirty (30) days.

          (b) Subject to the provisions of the Intercreditor Agreement, upon the happening of an Event of Default, a Noteholder may declare the entire unpaid principal balance under all Notes held by it immediately due and payable, without any further notice, demand or presentment, and may exercise, without any further notice, demand or presentment, any of its rights hereunder. In the event that any Noteholder shall exercise or endeavor to exercise any of its remedies hereunder, the Company shall pay on demand all reasonable costs and expenses incurred in connection therewith, including, without limitation, reasonable attorney's fees actually incurred, and the Noteholder may take judgment for all such amounts in addition to all other sums due hereunder. In addition to the foregoing and any other rights and remedies provided at law or in equity, in the event of an occurrence of an Event of Default, the Collateral Agent and each Noteholder may, subject to the terms of the Intercreditor Agreement, forthwith exercise singly, concurrently, successively or otherwise any and all rights and remedies available to them by law, equity, hereunder or otherwise.

          (c) The Company shall promptly give notice to the Collateral Agent, each Noteholder, and the Senior Lender of the occurrence of any default or any event which would be or become a default if any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied, accompanied by a statement of a senior financial officer of the Company setting forth the details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

9. COLLATERAL AGENT.

     9.1 Appointment of Collateral Agent. The Purchaser hereby appoints Eureka I, L.P. to act as Collateral Agent and Eureka I, L.P. agrees to act as Collateral Agent for the Purchaser and Noteholders, from time to time, as contemplated herein and in the Transaction Documents. Acceptance of any Note by a Person shall constitute such appointment and acceptance of the Collateral Agent by such Person.

     9.2 Collateral Agent Authorized to Enter into Transaction Documents. The Purchaser authorizes the Collateral Agent to enter into the Transaction Documents on its behalf.

     9.3 Amendment to Transaction Documents. The Required Noteholders shall have the right to direct the Collateral Agent, from time to time, to consent to any amendment, modification or supplement to or waiver of any provision of any Transaction Document and to release any Collateral from any lien or security interest held by the Collateral Agent; provided, however, that (i) no such direction shall require the Collateral Agent to consent to the modification of any provision or portion thereof which (in the sole judgment of the Collateral Agent) is intended to benefit the Collateral Agent, (ii) the Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent shall determine in good faith that the directed action is not permitted by the terms of any Transaction Document or may not lawfully be taken and (iii) no such direction shall waive or modify any provision of any Transaction Document the waiver or modification of which requires the consent of the Purchaser. The Collateral Agent may rely on any such direction given to it by the Required Noteholders and shall be fully protected in relying thereon, and shall under no circumstances be liable to any holder of the Notes or Warrants or any other Person for taking or refraining from taking action in accordance with any direction or otherwise in accordance with any of the Transaction Documents.

     9.4 Duties of Collateral Agent.

          (a) The Collateral Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall not have any implied duties or any obligations to take any action under the Transaction Documents except any action specifically provided by the Transaction Documents to be taken by the Collateral Agent.

          (b) Reliance on Instructions of Required Noteholders. The Collateral Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Noteholders and such instructions shall be binding upon all Noteholders; provided that the Collateral Agent shall not be required to take any action which the Collateral Agent in good faith believes (i) could reasonably be expected to expose it to personal liability, (ii) is contrary to applicable law or (iii) is contrary to the terms of the Transaction Documents.

          (c) Action Without Instructions After Event of Default. Absent written instructions from the Required Noteholders at a time when an Event of Default shall have occurred and be continuing, the Collateral Agent may, subject to the terms of the Intercreditor Agreement, take, but shall have no obligation to take, any and all actions under the Transaction Documents or any of them or otherwise as it shall deem to be in the best interests of the Noteholders; provided, however, that in the absence of written instructions from the Required Noteholders, the Collateral Agent shall not exercise remedies available to it under any Transaction Document with respect to the Collateral or any part thereof (other than preserving, collecting and protecting the Collateral and the proceeds thereof).

          (d) Independent Right of Noteholders to Instruct Collateral Agent. The right of each Noteholder to instruct the Collateral Agent is the separate and individual property of such Noteholder and may be exercised as such Noteholder sees fit in its sole discretion and with no liability to any other Noteholder for the exercise or non-exercise thereof. Without limiting the foregoing, neither the Collateral Agent nor the Required Noteholders shall be liable under any circumstances to any other Noteholder for any action taken or omitted to be taken hereunder by the Collateral Agent upon written instructions from the Required Noteholders.

          (e) Relationship Between Collateral Agent and Noteholders. The relationship between the Collateral Agent and the Noteholders is and shall be only to the extent explicitly provided for herein that of agent and principal and nothing herein contained shall be construed to constitute the Collateral Agent a trustee for any Noteholder or to impose on the Collateral Agent duties and obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, neither the Collateral Agent, any of its direct or indirect owners, nor any of the directors, officers, employees or agents of any of them shall:

               (i) be responsible to any Noteholder for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, perfection, effectiveness or enforceability of, the Transaction Documents (it being expressly understood that any determination of the foregoing is the responsibility of each Noteholder),

               (ii)  be   responsible   to  any  Noteholder  for  the  validity,
          genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any security interest in the Collateral,

               (iii) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by any Person of its or their obligations under any Transaction Document,

               (iv) be deemed to have knowledge of the occurrence of a default or an Event of Default, unless it shall have received written notice thereof from either a Noteholder or the Company,

               (v) be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof unless the same shall happen solely through the gross negligence or willful misconduct of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction,

               (vi) have any liability for any error or omission or action or failure to act of any kind made in the settlement, collection or payment in connection with any of the Transaction Documents or any of the Collateral or any instrument received in payment therefor or for any damage resulting therefrom other than as a sole result of its own gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction,

               (vii) in any event, be liable as such for any action taken or omitted by it, absent, in each case described in this paragraph, its gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

          (f) Standard of Care. The Purchaser agrees, and each Noteholder, by acceptance of any Note, agrees, with the Collateral Agent that nothing contained in any of the Transaction Documents shall be construed to give rise to, nor shall any Noteholder have, any claims whatsoever against the Collateral Agent on account of any act or omission to act in connection with the exercise of any right or remedy of the Collateral Agent with respect to the Transaction Documents or the Collateral in the absence of gross negligence or willful misconduct of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

          (g) Collateral In Possession of Collateral Agent. Except as otherwise provided in the Intercreditor Agreement, the Collateral is to be held by the Collateral Agent at such office as the Collateral Agent shall determine. The Collateral Agent's books and records shall at all times show that the Collateral is held by the Collateral Agent subject to the Intercreditor Agreement and other Transaction Documents.

          (h) Agents, Officers and Employees of Collateral Agent. The Collateral Agent may execute any of its duties under the Transaction Documents by or through its agents, officers or employees. Neither the Collateral Agent nor any of its agents, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss unless any of the foregoing shall happen through its or their gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

          (i) Appointment of Co-Agent. Whenever the Collateral Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral or the Transaction Documents, or in the event that the Collateral Agent shall have been requested to do so by the Required Noteholders, the Collateral Agent shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or proper to constitute one or more Persons approved by the Collateral Agent, either to act as co-agent or co-agents with respect to all or any part of the Collateral or with respect to the Transaction Documents, jointly with the Collateral Agent or any successor or successors, or to act as separate agent or agents of any such property, in any such case with such powers as may be provided in such supplemental agreement, and to vest in such Persons as such co-agent or separate agent, as the case may be, any property, title, fight or power of the Collateral Agent deemed necessary or advisable by the Required Noteholders or the Collateral Agent.

          (j) Reliance on Certain Documents. The Collateral Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and with respect to all legal matters shall be entitled to rely on the advice of legal advisors selected by it concerning all matters relating to the Transaction Documents and its duties hereunder and thereunder and otherwise shall rely on such experts as it deems necessary or desirable, and shall not be liable to the Purchaser, the Noteholders or any other Person for the consequences of such reliance.

          (k) Collateral Agent May Have Separate Relationship with the Company. The Collateral Agent (or any Affiliate of the Collateral Agent) may, notwithstanding the fact that it is the Collateral Agent, act as a lender to the Company and accept deposits from, lend money to, and generally engage in any kind of business with any such party in the same manner and to the same effect as though it were not the Collateral Agent; and such business shall not constitute a breach of any obligation of the Collateral Agent to the Noteholders.

     9.5 Indemnification of Collateral Agent. The Company (and, to the extent that the Company fails to do so, each of the Noteholders ratably on the basis of the respective principal amounts of the Notes outstanding at the time of the occurrence giving rise to the below liabilities, losses, etc.), agrees to indemnify the Collateral Agent for any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent, in any way relating to or arising out of the Transaction Documents or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that neither the Company nor any Noteholder shall be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct on the part of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction. This Section 9.5 shall survive the termination of this Agreement.

     9.6 Release of Collateral. Without further approval of the Noteholders, the Collateral Agent shall release its Liens (i) on any Collateral that is sold or otherwise transferred or disposed of by the Company or any Subsidiary in a transaction that is not prohibited by this Agreement, and (ii) on all Collateral if at any time Senior Indebtedness is outstanding and wholly unsecured.

10. FEES. The Company will pay, and hold the Purchaser, the Noteholders and the Collateral Agent harmless against all liability for the payment of, (a) all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) actually incurred in connection with the enforcement of the rights of the Purchaser, the Noteholders or the Collateral Agent under this Agreement, the Notes, the Warrants and the other Transaction Documents; (b) the reasonable and actual fees and disbursements of Drinker Biddle & Reath LLP, special counsel to the Purchaser, for its services in connection with the preparation of this Agreement and the other Transaction Documents, which fees and disbursements will be paid by the Company at the Closing; and (c) all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) actually incurred in connection with any amendment or waiver of any of the Transaction Documents, or any provision of any thereof.

11. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS, ETC. All representations and warranties hereunder shall survive the Closing. All statements contained in any certificate or other instrument delivered by the Company or by an officer on behalf of the Company through the date hereof pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by the Company under this Agreement. All agreements and covenants contained herein shall survive the Closing.

12. INDEMNIFICATION. The Company shall indemnify, defend and hold the Purchaser, the Noteholders and the Collateral Agent harmless against all liability, loss or damage, together with all reasonable, out-of-pocket costs and expenses related thereto actually incurred (including legal and accounting fees and expenses), arising out of, or in any way related to or by reason of, this Agreement or any other Transaction Document, or any transaction actually or proposed to be financed in whole or in part or directly or indirectly with the proceeds of the Notes and Warrants.

     Without limiting the generality of the foregoing, the Company hereby indemnifies and agrees to defend and hold harmless each of the Purchaser, the Noteholders and the Collateral Agent, from and against any and all claims, actions, causes of action, liabilities, penalties, fines, damages, judgments, losses, suits, expenses, legal or administrative proceedings, interest, costs and expenses (including court costs and reasonable attorneys', consultants' and experts' fees) arising out of or in any way relating to: (i) the use, handling, management, production, treatment, processing, storage, transfer, transportation, disposal, release or threat of release of any Hazardous Substance by or on behalf of, the Company or any of its Subsidiaries; (ii) the presence of Hazardous Substances on, about, beneath or arising from the Premises; (iii) the failure of the Company or its Subsidiaries or any occupant of any Premises to comply with the Environmental Laws; (iv) the Company's breach of any of the representations, warranties and covenants contained herein or in any Transaction Document; (v) actions, proceedings or investigations by any governmental authority or other Person; or (vi) the imposition or recording of a lien against any Premises in connection with any release at, on or from any Premises or any activities undertaken on or occurring at any Premises, or arising from such Premises or pursuant to any Environmental Law.

     Notwithstanding anything to the contrary in any Transaction Document, the indemnities made by the Company or any Subsidiary of the Company shall not apply to matters arising resulting from the gross negligence of willful misconduct of an indemnified party.

13. REMEDIES. In case any Event of Default shall occur and be continuing, the Required Noteholders (directly or through the Collateral Agent) may, subject to the provisions of the Intercreditor Agreement, protect and enforce the rights of the Noteholders either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The Collateral Agent and any Noteholder acting pursuant to this Section shall be indemnified against all liability, loss or damage, together with all reasonable costs and expenses related thereto actually incurred (including without limitation, legal and accounting fees and expenses).

14. PARTIES IN INTEREST. This Agreement may not be transferred or assigned by the Company without the consent of the Required Noteholders, and it shall bind and inure to the benefit of the Company, the Noteholders and their respective successors and permitted assigns, provided that such assignee or transferee shall execute a counterpart of the Intercreditor Agreement or a joinder agreement thereto, thereby agreeing to be bound thereby.

15. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

16. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by overnight courier, facsimile transmission or registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the other parties:

        (a)               If to the Company, to:

                           Medical Technology Systems, Inc.
                           12920 Automobile Boulevard
                           Clearwater, FL  33729
                           Attention:  Todd E. Siegel, President
                                       and Chief Executive Officer
                           Facsimile:   727-540-0547

                           With a copy to:

                           Kilpatrick Stockton LLP
                           301 College Street, Suite 3500
                           Charlotte, NC  28202-6001
                           Attention:  Francis C. Pray, Jr., Esq.
                           Facsimile:  704-371-8306

        (b)                If to the Purchaser or the Collateral Agent:

                           Eureka I, L.P.
                           770 Township Line, Suite 150
                           Yardley, Pennsylvania 19067
                           Attention:  Christine C. Jones
                           Facsimile:  215-564-5402

        (c) If to any Noteholder, at its address shown in the register maintained by the Company pursuant to
                           Section 8.4.

All such notices and communications shall be deemed to have been received in the case of (a) facsimile transmission, on the date sent, (b) personal delivery, on the date of such delivery, (c) overnight courier, on the first business day following delivery to such courier and (d) mailing, on the fifth day after the posting thereof.

17. CHANGES. Subject to the terms of the Intercreditor Agreement, the terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, only with the written consent of the Company and the Required Noteholders; provided that no such amendment or waiver shall, unless signed by each Noteholder affected thereby,
(i) reduce the principal of or rate of interest on any Note held by such Noteholder or (ii) postpone the maturity date fixed for the principal on any Note held by such Noteholder; provided further no change in any provision relating to the Collateral Agent shall be effective without the Collateral Agent's written consent. No failure or delay on the part of any Noteholder to insist on strict performance of the Company's obligations hereunder or to exercise any remedy shall constitute a waiver of the Company's rights in that or any other instance. Any waiver of any default or any instance of non-compliance shall be limited to its express terms and shall not extend to any other default or instance of non-compliance.

18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. A faxed signature page shall be the functional equivalent of an original signed copy of this Agreement for all purposes.

19. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws.

21. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

22. JURISDICTION. The parties hereto agree that any suit, action or proceeding instituted against one or more of them with respect to this Agreement (including any exhibits hereto) may be brought in any federal or state court located in the Commonwealth of Pennsylvania. The parties hereto, by the execution and delivery of this Agreement, irrevocably waive any objection or any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such courts, or from the execution of judgments resulting therefrom, and the parties hereto irrevocably accept and submit to the jurisdiction of the aforesaid courts in any suit, action or proceeding and consent to the service of process by certified mail at the address set forth in Section 16 hereof.

23. WAIVER OF JURY TRIAL. Each of the parties hereto hereby waives any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the Transaction Documents contemplated thereby.

                                     -S-1-

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.

                         MEDICAL TECHNOLOGY SYSTEMS, INC.

                         By: Todd E. Siegel
                             ____________________________
                             Name: Todd E. Siegel
                             Title:  President, CEO


                         EUREKA I, L.P., individually and as Collateral Agent

                         By: EUREKA MANAGEMENT, L.P.,
                             its sole general partner

                         By: BERWIND CAPITAL PARTNERS, LLC,
                             its sole general partner

                         By: /s/ Christine C. Jones
                             _______________________
                             Christine C. Jones,
                             President

                                                                    EXHIBIT A

                                  FORM OF NOTE

THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF JUNE 26, 2002 IN FAVOR OF LASALLE BUSINESS CREDIT, INC., WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED HEREIN, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL, INTEREST OR OTHER OBLIGATIONS ARISING HEREUNDER, AND NO RIGHTS GRANTED HEREIN, SHALL BECOME DUE OR BE PAID OR EXERCISED EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH OFFER, SALE, PLEDGE OR TRANSFER IS REGISTERED UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM SUCH REGISTRATION. TRANSFER OF THESE SECURITIES IS ALSO SUBJECT TO CERTAIN RESTRICTIONS UNDER THE SECURITIES PURCHASE AGREEMENT DATED JUNE 26, 2002 BETWEEN THE COMPANY AND EUREKA I, L.P.

                        Medical Technology Systems, Inc.

                          14% SENIOR SUBORDINATED NOTE

Note No. _____                                                      $__________


     FOR VALUE RECEIVED, Medical Technology Systems, Inc., a Delaware corporation (herein called the "Company"), hereby promises to pay to Eureka I, L.P., or its registered assigns (the "Holder"), the principal sum of ____________ ($__________), and to pay interest on the unpaid principal amount hereof at the rate of fourteen percent (14%) per annum, calculated on the basis of a 360-day year and the actual number of days elapsed, until the principal hereof is paid. The principal of and interest on this Note shall be paid at such times as are specified herein. Upon surrender hereof, payment of the principal of and interest on this Note, including any prepayment fee if applicable, will be made by wire transfer of immediately available funds to the bank account specified by the Holder.

     This Note is issued pursuant to a Securities Purchase Agreement dated June 26, 2002 (the "Purchase Agreement") among the Company, Eureka I, L.P., a Delaware limited partnership, and Eureka I, L.P., as Collateral Agent, and is secured by the Security Documents, encumbering property identified therein as more particularly described in the Security Documents. The term "Security Documents" has the meaning specified in the Purchase Agreement. All of the terms, conditions and provisions of the Purchase Agreement and the Security

Documents (including the definitions set forth therein) are incorporated herein by reference and are hereby made a part hereof, and any breach or violation thereof shall constitute a breach or violation of this Note. This Note is subject to the terms of a Subordination Agreement referred to herein. This Note is subject to the following additional provisions:

     1. Repayment. The principal of this Note shall be paid on June 26, 2007.

     2. Mandatory and Optional Prepayment. The rights and obligations of the Company to prepay this Note are set forth in the Purchase Agreement.

     3. Interest. Interest at the rate stated above shall be payable on the last day of each calendar month, beginning with the first such date to occur after the date of this Note.

     4. Indemnification. The Company and its subsidiaries shall indemnify, to the fullest extent permitted by law, the Holder against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) caused by, resulting from, arising out of or related to (a) any amendments, waivers or consents pursuant to the provisions hereof, (b) the enforcement of this Note, or the collection of amounts due hereunder or the proof or allowability of any claim arising under this Note, whether in bankruptcy or receivership proceedings or otherwise, and (c) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or in connection with any foreclosure, collection or bankruptcy proceedings.

     5. Subordination. The indebtedness evidenced by this Note is expressly subordinated and junior in right of payment to the prior payment in full of all Senior Debt (as defined below), to the extent and in the manner provided in a Subordination Agreement dated as of June 26, 2002 (the "Subordination Agreement"), among the Company, MTS Packaging Systems, Inc., Eureka I, L.P., and LaSalle Business Credit, Inc., and the Holder, by accepting the same, agrees to and shall be bound by such subordination and by the Subordination Agreement. The term "Senior Debt" has the meaning specified in the Subordination Agreement.

     6. Amendment and Waiver. The rights and obligations of the Company and the rights of the Holder of the Note may be amended or modified as provided in the Purchase Agreement. Defaults and their consequences may be waived as provided in the Purchase Agreement. Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     7. Transfer. Subject to certain limitations set forth in the Purchase Agreement, the transfer of this Note may be transferred at the principal office of the Company by surrender thereof for cancellation, endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder thereof or its attorney duly authorized in writing, and thereupon the Company shall issue and deliver, in the name of the transferee or transferees, a new note, for a like aggregate principal amount, dated as of the date to which interest has been paid on the Note so transferred.

     8. Exchange. Subject to certain limitations set forth in the Purchase Agreement, this Note is exchangeable at any time upon the request of the Holder and upon surrender of this Note for such purpose at the principal offices of the Company, the Company will execute and register in the Holder's name in exchange therefor new notes, in such denomination or denominations (in minimum amounts of $100,000 and in multiples of $10,000) as may be requested, an aggregate principal amount equal to the unpaid principal amount of this Note and substantially in the form thereof, with appropriate insertions and variations, and dated, and bearing interest from, the date to which interest has been paid on this Note unless no interest has been paid on this Note, in which case the new notes shall be dated the date of this Note.

     9. Default Rate. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 8.5 of the Purchase Agreement), including, but not limited to, after maturity or after judgment, the Company hereby agrees to pay to the Holder interest on the outstanding principal balance of the Note and, to the extent permitted by law, overdue interest thereon at the rate of 16% per annum.

     10. Certain Waivers. The Company hereby waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any default under this Note, except as specifically provided herein, and all other notices or demands otherwise required by law that the undersigned may lawfully waive. The Company expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of the Company.

     11. Governing Law; Jurisdiction; Waiver of Jury Trial. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws. The Company and the Holder hereby agree that any action or proceeding arising out of this Note may be commenced in state or federal court within the Commonwealth of Pennsylvania. The Company and the Holder waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein. The Company and the Holder hereby waive any and all right to trial by jury in any legal proceeding arising out of or relating to this Note.

     12. Severability. In the event that for any reason one or more of the provisions of this Note or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     13. Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by overnight courier, facsimile transmission or registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the other parties:

     Company:              Medical Technology Systems, Inc.
                           12920 Automobile Boulevard
                           Clearwater, FL 33729
                           Attention:  Todd E. Siegal, President
                                       and Chief Executive Officer
                           Fax: 727-540-0547

     With copies to:       Kilpatrick Stockton LLP
                           301 S. College Street, Suite 3500
                           Charlotte, NC 28202-6001
                           Attention:  Francis C. Pray, Jr., Esq.
                           Fax: 704-371-8306

     Holder: At the address specified in the Purchase Agreement, or otherwise in writing by the Holder

All such notices and communications shall be deemed to have been received in the case of (a) facsimile transmission, on the date sent, (b) personal delivery, on the date of such delivery, (c) overnight courier, on the first business day following delivery to such courier and (d) mailing, on the fifth day after the posting thereof.

     Prior to due presentment of this Note for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                  MEDICAL TECHNOLOGY SYSTEMS, INC.

                                  By: __________________________________
                                      Name:
                                      Title:

Attest:_________________
         Secretary

Dated:

                                                                     EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT dated June ____, 2002, between MEDICAL TECHNOLOGY SYSTEMS, INC., a Delaware corporation (the "Company"), and EUREKA I, L.P., a Delaware limited partnership ("Purchaser").

     Pursuant to a Securities Purchase Agreement dated the date hereof (the "Purchase Agreement"), Purchaser has agreed to purchase, subject to certain conditions, the Notes, the Warrants and Preferred Shares (as hereinafter defined). It is a condition to the Purchaser's obligation to complete the First Closing (as defined in the Purchase Agreement) that the Company execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Purchase Agreement, and intending to be legally bound, the parties agree as follows.

     1. Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:


     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

     "Conversion Shares" mean shares of Common Stock issued upon conversion of the Preferred Shares.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Intercreditor Agreement" means the Subordination Agreement of even date herewith among LaSalle Business Credit, Inc., the Purchaser, the Company and MTS Packaging Systems, Inc., as in effect from time to time.

     "Permitted Liens" has the meaning set forth in the Purchase Agreement.

     "Preferred Shares" means the shares of Series A Preferred Stock issued under the Series A Stock Purchase Agreement at the First Closing.

     "Registration Expenses" means the expenses so described in Section 6.

     "Restricted Stock" means the Warrant Shares, Conversion Shares, and any additional shares of Common Stock issued or delivered pursuant to Section 11, excluding Warrant Shares and Conversion Shares which shall have (a) been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) been publicly sold pursuant to Rule 144 under the Securities Act. When this Agreement refers to a number or percentage of the Restricted Stock the number or percentage shall be calculated as a number or percentage of Warrant Shares and Conversion Shares on the assumption that all Warrants and Preferred Shares are exercised and all Warrant Shares and Conversion Shares are issued.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Selling Expenses" means the expenses so described in Section 6.

     "Series A Preferred Stock" means the Series A Convertible Participating Preferred Stock, par value $0.0001 per share, of the Company.

     "Warrant Agreement" means the Warrant Agreement dated the date hereof among the Purchaser and the Company, executed and delivered pursuant to the Purchase Agreement, as the same may be amended, modified, supplemented or restated from time to time pursuant to the terms thereof.

     "Warrants" means the warrants to purchase 566,517 shares of Common Stock issued pursuant to the Warrant Agreement, as adjusted from time to time pursuant to the Warrant Agreement.

     "Warrant Shares" means the shares of Common Stock issued upon exercise of the Warrants.

     2. Required Registration.

     (a) At any time, one or more holders of Restricted Stock may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, but only if the request is made by the holders of Restricted Stock constituting at least 50% of the number of shares of Restricted Stock outstanding at the time the request is made.

     Notwithstanding anything to the contrary contained herein, no request may be made under this Section within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Section 3 and in which all shares of Restricted Stock as to which registration shall have been requested shall have been effectively registered and sold.

     (b) Following receipt of any notice under this Section, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use commercially reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 15 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section on two occasions only, but such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

     (c) No person other than the Company, its officers, directors, or other stockholders entitled to registration rights under the circumstances shall be entitled to include any securities in any registration statement requested under this Section without the consent of the holders of a majority of the Restricted Stock included in the registration statement, which consent shall not be unreasonably withheld. The Company, its officers, directors, or other stockholders entitled to registration rights under the circumstances shall be entitled to include in any registration statement referred to in this Section, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company or by its officers, directors, or other stockholders entitled to registration rights under the circumstances for its or their own account, except to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), confirmed in writing to the Company and the holders requesting inclusion of Restricted Stock in the registration and the underwriting, such inclusion would adversely affect the marketing of the Restricted Stock to be sold. In such event, the number of shares of Common Stock to be registered on behalf of the Company or its officers, directors, and other holders entitled to registration rights under the circumstances, if any, shall be computed as set forth in subsection (d). Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

     (d) Whenever a registration requested pursuant to this Section is for an underwritten public offering, only shares of Common Stock which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of subsections (b) and (c), if the managing underwriter determines that marketing factors require a limitation of the total number of shares of Common Stock to be underwritten or a limitation of the total number of shares of Common Stock to be sold by the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances, then the number of shares to be included in the registration and the underwriting shall first be allocated among all holders who indicated to the

     Company their decision to distribute any of their Restricted Stock through such underwriting, in proportion, as nearly as practicable, to the respective number of shares of Restricted Stock requested to be included in the registration and the underwriting by such holders, then the remainder, if any, to the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances, in proportion, as nearly as practicable, to the respective number of shares of Common Stock requested to be included in the registration and the underwriting by the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances. No stock excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. If the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances, as the case may be, determines not to participate in any such underwriting, it, he or she may elect to withdraw therefrom by written notice, within five (5) days of notice to the Company of the managing underwriter's marketing limitation, to the holders of Restricted Stock and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

     3. Incidental Registration.

     (a) If the Company, at any time (other than pursuant to Section 2 or Section 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or their respective successors or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered.

     (b) In the event that any registration pursuant to this Section shall be, in whole or in part, an underwritten public offering of Common Stock for the account of the Company and the managing underwriter shall be of the opinion, confirmed in writing to the Company and the holders requesting inclusion of Restricted Stock in the registration and the underwriting, that the inclusion in such offering of all shares of Common Stock proposed to be included by the Company, the holders of Restricted Stock and other holders of Common Stock (whether or not pursuant to registration rights) would adversely affect the marketing of the securities to be sold by the Company therein, then the number of shares of Common Stock to be included in the registration and the offering shall be reduced as follows:

     (1) first, the number of shares proposed to be included by persons other than the Company and the holders of Restricted Stock shall be reduced in accordance with the agreements, if any, that entitle them to include shares in the registration, and otherwise as determined by the Company, and

     (2) second, the number of shares requested to be included and the holders of Restricted Stock shall be reduced pro rata among all such holders in accordance with the number of shares requested to be included by each.

No  stock  so  excluded  from  the   underwriting   shall  be  included  in  the
registration.

     (c) Notwithstanding the foregoing provisions, the Company shall have the right to withdraw any registration statement referred to in this Section at any time without thereby incurring any liability to the holders of Restricted Stock.

     (d) The Company shall have the right to select the underwriters in the case of any registration pursuant to this Section 3 in its sole discretion.

     4. Registration on Form S-3. If at any time (i) a holder or holders of Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use commercially reasonable efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section to use commercially reasonable efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, except that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section, and the percentage requirement contained in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section. Notwithstanding anything to the contrary contained herein, no request may be made under this Section (a) within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Section 3 and in which all shares of Restricted Stock as to which registration shall have been requested shall have been registered and sold, or (b) for the registration of less than all the then outstanding shares of Restricted Stock unless the request covers shares of Restricted Stock having an aggregate market value of $2,000,000 or more, based on the closing price of the Common Stock on the trading day before the request is made.

     5. Registration Procedures.

     (a) If and whenever the Company is required by the provisions of Section 2, 3 or 4 to use commercially reasonable efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

     (1) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

     (2) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (1) and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

     (3) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

     (4) use commercially reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, but the Company shall not for any such purpose be required (A) to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified; (B) to consent to general service of process in any such jurisdiction; or (C) to subject itself to any material tax in any such jurisdiction where it is not then so subject.

     (5) use commercially reasonable efforts to list the Restricted Stock covered by such registration statement on any securities exchange or inter-dealer quotation system on which the Common Stock of the Company is then listed;

     (6) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (7) if the offering is underwritten and any seller of Restricted Stock or any underwriter so requests, use commercially reasonable efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, in form reasonably satisfactory to them, covering such matters of the type customarily covered by opinions as the underwriters or such seller may reasonably request; and (ii) a "comfort letter" dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, in customary form and covering such matters of the type customarily covered by comfort letters as the underwriter or such seller may reasonably request; and

     (8) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

As used in Section 5, the term "underwriter" does not include any seller of Restricted Stock.

     (b) For purposes of subsection (a)(1) and (2) and of Section 2(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, but not to exceed 30 days, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or 90 days after the effective date thereof.

     (c) Notwithstanding the foregoing provisions of subsection (a), the Company shall not be obligated to effect the filing of a registration statement under subsection (a), (1) during the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on the date 90 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided the Company is at all times during such period diligently pursuing such registration, or (2) if the Company shall furnish to the Purchaser requesting a registration statement pursuant to subsection (a) (or under any other relevant section of this Agreement) a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its shareholders generally for such registration statement to be filed. Under clause
(2), the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for a registration under subsection (a); provided, however, that the Company may not utilize the right set forth in clause (2) until 90 days after the termination of any earlier period during which it shall have deferred filing a registration statement pursuant to clause (2).

     (d) In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with federal and applicable state securities laws. Each holder of Restricted Stock as to which any registration is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the happening of any event as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such holder or the distribution of such Restricted Stock or omits to state any material fact regarding such holder or the distribution of such Restricted Stock required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not, with respect to such holder or the distribution of such Restricted Stock, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) In connection with each registration pursuant to Sections 2, 3 or 4 covering an underwritten public offering, the Company and each seller agree to enter into a written underwriting agreement with the underwriters selected in the manner herein provided, in such form and containing such provisions as are customary in the securities business for such an underwriting agreement between such underwriters and companies of the Company's size and investment stature.

     (f) If the Company provides notice pursuant to subsection (a)(6), each seller of Restricted Stock agrees to stop all offers and sales of Restricted Stock until the prospectus contained in any registration statement has been supplemented or amended, as the case may be, so as to correct any untrue statements or add information relating to any omissions. The Company will effect such supplement or amendment as promptly as reasonably practicable.

     6. Expenses. All expenses incurred by the Company in complying with Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel (up to maximum aggregate counsel fees and disbursements per registration of $50,000) for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses." All fees and disbursements of counsel for the sellers of Restricted Stock in excess of $50,000 (as adjusted herein) for one counsel and all underwriting discounts, brokerage fees and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

     The Company will pay all Registration Expenses in connection with each registration statement under Sections 2, 3 or 4. All Selling Expenses in connection with each registration statement under Sections 2, 3 or 4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     7. Indemnification and Contribution.

     (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock is registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, or (ii) any failure by an underwriter, or a person controlling such underwriter, to give a final prospectus to the person claiming an untrue statement or omission, if such statement or omission appeared in or was omitted from a preliminary prospectus and was corrected in the final prospectus.

     (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock is registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of the failure of such holder of Restricted Stock to deliver a prospectus to any purchaser of Restricted Stock from such holder, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, or from such holder's failure to deliver a prospectus. The liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section and shall relieve it from any liability which it may have to such indemnified party under this Section only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, but if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party. The indemnifying party shall not, in connection with any proceeding or related proceeding, be liable for the fees and expenses of more than one separate firm (plus one firm of local counsel in each jurisdiction in which an action is brought). The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party that relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party apprised at all times as is reasonably practicable as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party (not to be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or that requires the indemnified party to take any future action (other than the payment of money that the indemnifying party pays under this section) or refrain from taking any future action.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; but in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     8. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Series A Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times when the Company is subject to the reporting requirements of the Exchange Act, the Company agrees to furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     10. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

     (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the certificate of incorporation or by-laws of the Company or any provision of any material indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject to equitable principles and to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance and transfer, moratorium and other similar laws affecting the enforceability of creditors' rights generally and to applicable restrictions on the enforceability of indemnification and contribution).

     11. Make-Whole Provision.

     (a) Subject to the terms of the Intercreditor Agreement, if a holder of Preferred Shares converts them to Common Stock at any time, or a holder of Warrants exercises them after the earlier of the prepayment in full or final maturity of the Notes, and, in either case, such holder sells the Conversion Shares or the Warrant Shares under a registration statement filed by the Company pursuant to this Agreement at an average price per share (the "Average Sale Price") less than the average of the closing price per share of the Company's Common Stock for five trading days prior to the date of conversion of such Preferred Shares or the exercise of such Warrants (the "Exercise Date Market Price"), the Company will pay to such holder in cash an amount determined by multiplying the number of shares of Common Stock so sold by the excess of the Exercise Date Market Price over the Average Sale Price. In lieu of making such payment in cash, the Company shall have the option of delivering to such holder a number of shares of Common Stock determined by dividing the amount of cash otherwise payable by the Average Sale Price.

     (b) Subsection (a) will not apply to the Warrant Shares or Conversion Shares if, following the sale of all of the Warrant Shares and Conversion Shares at the actual sale prices therefor and the receipt of the proceeds thereof, the Purchaser shall have achieved an Investment Multiple of 4.5. "Investment Multiple" has the meaning given to that term in Section 11 of the Warrant Agreement, except that proceeds not actually received shall not be deemed to have been received.

     (c) The number of shares of Common Stock that the Company shall be required to issue pursuant to this Section shall not exceed 12,500,000 less the number of Warrant Shares issuable on the exercise of Warrants issued pursuant to Section 11 of the Warrant Agreement.

     (d) The Company will reserve sufficient shares of its Common Stock for issuance pursuant to this Section. If for any reason the authorized but unissued shares of Common Stock, together with shares of Common Stock held by the Company in treasury or held by any subsidiary of the Company, are insufficient for the Company to issue shares as required by this Section, the Company will use commercially reasonable efforts to amend its certificate of incorporation to increase its authorized Common Stock to an amount that is sufficient (it being understood that failure to effect such amendment despite the Company's use of commercially reasonable efforts will not constitute a violation of this Agreement).

     12. Miscellaneous.

     (a) The rights of the Purchaser hereunder, including the right to have the Company register for resale the shares of Restricted Stock in accordance with the terms of this Agreement, shall be automatically assignable by the Purchaser to any transferee of such Purchaser of all or a portion of the shares of the Restricted Stock if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and
(B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, (v) the transferee or assignee agrees to be bound by all of the provisions of the Intercreditor Agreement and executes a counterpart thereof or a joinder thereto, and (vi) such transfer shall have been made in accordance with the applicable requirements of this Agreement and the Purchase Agreement. The rights to assignment shall apply to the Purchaser and to subsequent successors and permitted assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (but excluding any transferees of any Warrants, Preferred Shares or Restricted Stock other than in compliance with the first sentence of this subsection (a)), whether so expressed or not.

(b) All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by overnight courier, facsimile transmission or registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the other parties:

          if to the Company or the Purchaser, at the address of such party set forth in the Purchase Agreement;

          if to any subsequent holder of Warrants, Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder.

All such notices and communications shall be deemed to have been received in the case of (a) facsimile transmission, on the date sent, (b) personal delivery, on the date of such delivery, (c) overnight courier, on the first business day following delivery to such courier and (d) mailing, on the fifth day after the posting thereof.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     (d) This Agreement, the Purchase Agreement and the other Transaction Documents (as defined therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede and replace all prior agreements and understanding concerning such subject matter. This Agreement may be amended or modified, or any provision hereof may be waived, with the written consent of the Company and the holders of a majority of the outstanding shares of Restricted Stock, and not otherwise.

     (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) The obligations of the Company to register shares of Restricted Stock under Sections 2, 3 or 4 shall terminate on the tenth anniversary of the date of this Agreement.

     (g) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering, but only if all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this subsection.

     (h) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect, without the consent required by subsection (d).

     (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                                     - S-1-

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first written above.

                                      MEDICAL TECHNOLOGY SYSTEMS, INC.


                                      By ___________________________________
                                         Name:
                                         Title:

                                      EUREKA I, L.P.

                                      By: EUREKA MANAGEMENT, L.P.,
                                               its sole general partner

                                      By: BERWIND CAPITAL PARTNERS, LLC,
                                               its sole general partner

                                      By:________________________________

                                                                      EXHIBIT C

                        TERMS OF SERIES A PREFERRED STOCK

     [to be included in amendment to certificate of incorporation or certificate of designation]

     1. Number of Shares. The series of Preferred Stock designated and known as Series A Convertible Participating Preferred Stock (the "Series A Preferred Stock") shall consist of 10,000 shares, plus any additional shares that may be issued in payment of dividends on the Series A Preferred Stock in accordance with Section 3.

     2. Voting. Except as may be otherwise provided in these terms of the Series A Preferred Stock or by law, the Series A Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to, actions amending the certificate of incorporation of the Corporation to increase or decrease the number of authorized shares of Common Stock. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

     3. Dividends. Subject to the terms of the Intercreditor Agreement, the holders of each outstanding share of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends, payable on the last day of each March, June, September and December, beginning September 30, 2002, at the rate per annum of $110.00 per share. Dividends shall accrue from day to day from the date of issuance of each share of Series A Preferred Stock, whether or not earned or declared, and shall be cumulative. Dividends shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Each dividend on the Series A Preferred Stock shall be paid in cash or, if the Corporation shall so elect, in additional shares of Series A Preferred Stock (including fractional shares to the third decimal place), with each share of Series A Preferred Stock in which a dividend is being paid valued at $1,000 per share.

     4. Liquidation.

          (a) Liquidation Preference. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series A Preferred Stock shall first be entitled to be paid, before any distribution or payment is made upon the Common Stock or any other class or series of capital stock ranking junior to the Series A Preferred Stock as to participation in distributions on liquidation, distribution or winding up ("Liquidation Junior Stock"), the greater of -

               (1) $1,000 per share, plus all dividends accrued and unpaid at the date of payment, whether or not declared, or

               (2) the amount the holder of shares of Series A Preferred Stock would have received had such holder converted such shares to Common Stock immediately prior to such liquidation, distribution or winding up of the Corporation.

          If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Stock shall be insufficient to permit payment in full to the holders of the Series A Preferred Stock of the full amounts to which they are entitled, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Preferred Stock in proportion to the full amounts to which they are entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series A Preferred Stock shall have been paid in full the amounts to which they are entitled, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of Liquidation Junior Stock (including the Common Stock) according to the preferences and priorities applicable to each.

          (b) Notice. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the payments to be made with respect to each share of Series A Preferred Stock and the place where such payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

          (c) Certain Transactions to Constitute Liquidation, etc. Unless otherwise agreed to by the holders of a majority of the then outstanding shares of Series A Preferred Stock, the following shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this Section: (1) any consolidation or merger of the Corporation into or with any other entity or entities (other than a merger solely to reincorporate the Corporation in a different jurisdiction or a merger with a Wholly-Owned Subsidiary of the Corporation); or (2) the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all of the assets of the Corporation and its Subsidiaries (on a consolidated basis).

     5. Restrictions. Except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Corporation's certificate of incorporation, and in addition to any other vote required by law or the Corporation's certificate of incorporation, without the approval of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Corporation will not --

          (a) Create or authorize the creation of any additional class or series of shares of stock (other than stock that is Liquidation Junior Stock and ranks junior to the Series A Preferred Stock as to the payment of dividends ("Dividend Junior Stock")) or increase the authorized amount of the Series A Preferred Stock or increase the authorized amount of any additional class or series of shares of stock (other than stock that is Liquidation Junior Stock and Dividend Junior Stock, or create or authorize any obligation or security convertible into shares of Series A Preferred Stock or into shares of any other class or series of stock (other than stock that is Liquidation Junior Stock and Dividend Junior Stock), whether any such creation, authorization or increase shall be by means of amendment to the certificate of incorporation or by merger, consolidation or otherwise.

          (b) Create, incur or suffer to exist any indebtedness that (1) is subordinated by its express terms to any other indebtedness of the Corporation and (2) either (A) is a Convertible Security, or (B) is issued with Options (whether or not detachable), or (C) has an equity feature. For this purpose, indebtedness is not "subordinated" solely by reason of being unsecured. This subsection (b) does not apply to the Corporation's 14% Senior Subordinated Notes issued pursuant to the same Securities Purchase Agreement pursuant to which the Series A Preferred Stock is issued.

          (c) Consent to any liquidation, dissolution or winding up of the Corporation, or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets, or initiate any recapitalization, reorganization or proceeding under any federal or state bankruptcy law or similar law.

          (d) Amend its certificate of incorporation or by-laws in any manner that adversely affects the rights of the holders of Series A Preferred Stock.

          (e) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock (other than the Series A Preferred Stock), except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, or permit any Subsidiary of the Corporation to do so.

          (f) Redeem or otherwise acquire any shares of Series A Preferred Stock, or permit any subsidiary of the Corporation to do so, except pursuant to a purchase offer made pro rata to all holders of Series A Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Preferred Stock then held by each such holder.

          (g) Permit the Corporation's board of directors to have more or fewer than five members; permit more than two of the Corporation's directors to be officers or employees of the Corporation or any of its affiliates; or permit the Corporation's board of directors not to have (1) an audit committee, the composition of which complies with the rules of the Nasdaq Stock Market, and (2) a compensation committee, a majority of the members of which are not officers or employees of the Corporation or any of its affiliates.

     6. Reporting and Information Requirements.

          (a) For so long as any of the Series A Preferred Stock is outstanding, the Corporation will permit any representatives designated by the holders of a majority of the outstanding shares of Series A Preferred Stock, during normal business hours and upon reasonable notice to (1) visit and inspect any of the properties of the Corporation and its Subsidiaries, (2) examine the corporate and financial records of the Corporation and its Subsidiaries and make copies thereof or extracts therefrom and (3) discuss the affairs, finances and accounts of any such companies with the directors, officers, key employees and independent accountants of the Corporation and its Subsidiaries; provided, that in no event shall such inspection impede or interrupt the normal business operations of the Corporation. The Corporation will reimburse the holders of the Series A Preferred Stock for their reasonable expenses (including travel) incurred under the preceding sentence for not more than one such examination per year. The presentation of an executed copy of these terms by the holders of a majority of the outstanding shares of Series A Preferred Stock to the Corporation's independent accountants will constitute the Corporation's permission to its independent accountants to participate in discussions with such persons. The holders of Series A Preferred Stock and their designated representative shall maintain the confidentiality of any confidential and Proprietary Information so obtained by them or obtained by any board observer which is not otherwise available from other sources that are free from similar restrictions; provided, however, that the foregoing shall in no way limit or otherwise restrict the ability of the holders of Series A Preferred Stock or such authorized representatives to disclose any such information concerning the Corporation which they may be required to disclose (i) to their partners to the extent required to satisfy their fiduciary obligations to such persons (so long as the partners agree to be bound by the confidentiality provisions hereof), or (ii) otherwise as required by law. The holders of the Series A Preferred Stock (i) acknowledge that they may, from time to time, be in possession of non-public information as a result of the information regarding the Corporation granted to them hereunder, and (ii) agree not to trade in the securities of the Corporation while in possession of any material, non-public information in violation of applicable law.

          (b) For so long as any of the Series A Preferred Stock is outstanding, the Corporation will furnish each Holder with the following:

               (i) As soon as practicable, and in any case within thirty (30) days after the end of each calendar month, the monthly management reporting package in the form customarily prepared by the Corporation from time to time, but minimally including (A) an unaudited balance sheet as of the last day of such month, (B) an unaudited statement of income for such month, together with a cumulative statement of income from the first day of the then current fiscal year to the last day of such month, and (C) a statement of cash flows for such month, and a comparison between the actual figures for such month and the comparable figures (with respect to clauses (A) and (B) only) for the prior year period along with management commentary. The foregoing financial statements shall be accompanied by an Officers' Certificate to the effect that such statements fairly present in all material respects the financial position and financial results of the Corporation for the fiscal period covered, qualified by the fact that the Corporation may need to make adjustments to the foregoing figures as determined by the Corporation's auditors in accordance with generally accepted accounting procedures.

               (ii) As soon as practicable and in any event within 90 days after the end of each fiscal year commencing with the fiscal year ending March 31, 2002, an annual independent certified audit prepared by nationally recognized certified public accountants.

               (iii) Not later than the beginning of each fiscal year, an annual
          operating  plan  with  budget  for  the  Corporation,   including  the
          Corporation's capital budget, for the coming fiscal year.

               (iv) Promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Corporation's operations and financial affairs given to the Corporation by its independent accountants (and not otherwise contained in other materials provided pursuant to this
          Section 7.2).

               (v) Within fifteen days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Corporation sends to its shareholders and/or lenders and copies of all registration statements and all regular, special or periodic reports which it files, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Corporation to the public concerning material developments in the Corporation's business.

               (vi) From time to time upon request of any Holder, such other information as the Corporation is required by law to furnish to any stockholder on request.

          (c) The holders of a majority of the outstanding Series A Preferred Stock have the right (so long as the outstanding Series A Preferred Stock represents at least one-half of the shares of Series A Preferred Stock initially issued under the Purchase Agreement) to appoint one observer who shall have the right to attend all meetings of the board of directors of the Corporation and all committee meetings of such board; provided, however, that, so long as the holders of the Series A Preferred Stock, the Notes or the Warrants shall have the right to appoint such an observer, all shall appoint the same observer, the identity of which will be determined
     (i) by the requisite holders of the Notes until the principal and interest of the Notes are repaid in full, (ii) thereafter, by the holders of a majority of the outstanding Warrants, and (iii) thereafter, by the holders of the majority of the issued and outstanding Series A Preferred Stock. Notwithstanding anything to the contrary, the Corporation shall be entitled to exclude such observer from any board discussions (and withhold any related materials) materially affecting the relationship of the Corporation or any of its Subsidiaries to any holder of Series A Preferred Stock, the Warrants or the Notes.

          (d) If for any period the Corporation shall have any Subsidiary or Subsidiaries, then in respect of such period the financial statements delivered pursuant to subsections (i) and (ii) of Section 6(b) shall include consolidating (unaudited) and consolidated financial statements of the Corporation and its Subsidiaries.

     7. Conversion. The holders of shares of Series A Preferred Stock shall have the following conversion rights:

          (a) Right to Convert. Subject to the terms and conditions of this Section, the holder of any share or shares of Series A Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Preferred Stock) into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the product obtained by multiplying the number of shares of Series A Preferred Stock to be converted by $1,000 by (ii) $2.36 (such amount, as adjusted from time to time pursuant to Section 8, being referred to as the "Conversion Price"). Such right of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued.

          (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subsection (a) and surrender of the certificate or certificates for the share or shares of Series A Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          (c) Fractional Shares; Dividends; Partial Conversion. The Corporation shall not be required to issue fractional shares of Common Stock on conversion of the Series A Preferred Stock, but it may elect to do so, and if fractional shares are so issued, the Corporation need not carry the fraction to more than three decimal places. In lieu of issuing fractions, or smaller fractions, of a share, the Corporation may (subject to the Intercreditor Agreement) pay the holder cash equal to the product of (1) any fraction of a share of Common Stock otherwise issuable and (2) the Market Price of a share of Common Stock. No payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered pursuant to subsection (a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of such Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

          (d) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series A Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the applicable Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the certificate of incorporation, as amended.

          (e) No Reissuance of Preferred Stock. Shares of Series A Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          (f) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock which is being converted.

          (g) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          (h) Mandatory Conversion. If at any time the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock for the account of the Corporation pursuant to an effective registration statement under the Securities Act of 1933 in which (1) the proceeds to the Corporation (net of underwriting discounts and commissions and offering expenses) shall be at least $35,000,000 and (2) the price per share paid by the public for such shares shall be at least $8.00 per share, then effective immediately before the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series A Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this Section. Holders of shares of Series A Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subsection (c). Until such time as a holder of shares of Series A Preferred Stock shall surrender its certificates therefor as provided above, such certificates shall be deemed to solely represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     8. Dilution Adjustments to and Related Provisions.

     The number of shares of Common Stock into which the Series A Preferred Stock shall be convertible and the Conversion Price shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Section. For purposes of this Section, "Common Stock" means the Common Stock (as defined in Section 11) and any other stock of the Corporation, however designated, that has the right to participate in any distribution of the assets or earnings of the Corporation without limit as to per share amount.

          (a) Adjustment for Change in Capital Stock. If at any time after the date hereof, the Corporation:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the Conversion Price, as in effect immediately prior to such action, shall be adjusted so that the holders may receive upon conversion of the Series A Preferred Stock the number of shares of capital stock of the Corporation which the holders would have owned immediately following such action if the holders had converted the Series A Preferred Stock immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment a holder of Series A Preferred Stock upon conversion may receive shares of two or more classes or series of capital stock of the Corporation, the Corporation shall determine the allocation of the adjusted Conversion Price between the classes or series of capital stock. After such allocation, the exercise privilege and the Conversion Price of each class or series of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Adjustment for Common Stock Issuances. If at any time after the date of this Agreement the Corporation issues (other than in an Exempt Issuance or in a transaction described in subsection (a) or (e)) shares of Common Stock for a consideration per share less than the Market Price, determined as of the date of issuance of such shares, the Conversion Price shall be reduced in accordance with the following formula:

                                               P
                                     O  +   -------
                                              M
                   CP9 =  CP  x    ------------------------
                                              O9

where:     CP9  =  the adjusted Conversion Price;

           CP   =  the then current Conversion Price;

           O    =  the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares;

           P    =  the aggregate consideration received for the issuance of such additional shares;

           M    =  the Market Price, determined as of the date of issuance of such shares; and

           O9   =  the number of shares of Common Stock outstanding
                   immediately after the issuance of such additional shares.

     The adjustment shall be made successively whenever any such issuance occurs, and shall become effective immediately after such issuance.

          (c) Adjustment for Convertible Securities Issuance. If at any time after the date hereof the Corporation issues (other than in an Exempt Issuance or in a transaction described in subsection (a)) any Convertible Securities for an aggregate consideration which, when added to the aggregate consideration payable for the number of shares of Common Stock initially deliverable upon conversion, exchange or exercise of such Convertible Securities, is less than the product of such number of shares of Common Stock and the Market Price, determined as of the date of issuance of such Convertible Securities, the Conversion Price shall be reduced in accordance with the following formula:

                                          P
                                O  +   -------
                                          M
            CP9 =  CP  x      ------------------------
                                       O  +  C

where:       CP  =    the adjusted Conversion Price.

             CP  =    the then current Conversion Price;

             O   =    the number of shares of Common Stock outstanding
                      immediately prior to the issuance of such Convertible Securities;

             P   =    the sum of the aggregate consideration received for
                      the issuance of such Convertible Securities plus the additional consideration, if any, payable upon conversion, exchange or exercise of such Convertible
                      Securities at the initial conversion, exchange or exercise rate;

             M  =     the Market Price, determined as of the date of issuance
                      of such Convertible Securities; and

             C  =     the maximum number of shares deliverable upon
                      conversion, exchange or exercise of such Convertible
                      Securities at the initial conversion, exchange or exercise rate.

     The adjustment shall be made successively whenever any such issuance occurs, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such Convertible Securities has not been issued when such Convertible Securities are no longer outstanding, then the Conversion Price shall promptly be readjusted to the Conversion Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such Convertible Securities.

          (d) Adjustment for Rights Issue. If at any time after the date hereof the Corporation distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock or Convertible Securities at a price per share (or with an initial conversion, exchange or exercise price per share) less than the Market Price per share on that record date, the Conversion Price shall be reduced in accordance with the following formula:

                                       N x P
                                 O + ---------
                                         M
                   CP9 =  CP x  ------------------
                                     O  +  N
 where:     CP9  =  the adjusted Conversion Price;

            CP   =  the then current Conversion Price;

            O    =  the number of shares of Common Stock outstanding on the record date;

            N    =  the number of additional shares of Common Stock covered by the rights, options, warrants or Convertible Securities;

            P    =  the offering price per share (including the initial
                    conversion, exchange or exercise price, in the case of Convertible Securities) of the additional shares; and

            M    =  the Market Price determined as of the record date.

     The adjustment pursuant to this subsection shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Conversion Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          (e) Adjustment for Distribution on or Purchase or Redemption of Common Stock. If at any time after the date hereof the Corporation or any Subsidiary of the Corporation (1) distributes to the holders of Common Stock any of the assets (including cash), debt securities, preferred stock, or rights to purchase debt securities, preferred stock or common stock of the Corporation or any of its Subsidiaries, or (2) redeems, purchases or otherwise acquires for value any shares of Common Stock, the Conversion Price shall be reduced in accordance with the following formula:

                               (M x O) - F
               CP9 = CP x  --------------------
                                M x (O - N)

where:        CP9  =  the adjusted Conversion Price;

              CP   =  the then current Conversion Price;

              M    =  the Market Price determined as of the date on which
                      the distribution, redemption, purchase or acquisition occurs;

              O    =  the number of shares of Common Stock outstanding
                      immediately before the distribution, redemption, purchase or acquisition;

              F    =  the aggregate amount of cash plus the Fair Market
                      Value of the aggregate non-cash consideration or securities distributed to holders of Common Stock or paid for all shares of Common Stock so redeemed, purchased or acquired; and

              N    =  the number of shares of Common Stock so redeemed,
                      purchased or acquired.

     No adjustment shall be required under this subsection on account of the first $50,000 paid by the Corporation after the date hereof to acquire odd lots (less than 100 shares) of Common Stock.

          (f) No Increase in Conversion Price. In no event shall any adjustment made pursuant to subsection (b), (c), (d) or (e) increase the Conversion Price.

          (g) Adjustment in Number of Conversion Shares. Upon each adjustment in the Conversion Price pursuant to any provision of this Section, the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the number of shares into which the Series A Preferred Stock is convertible immediately prior to such adjustment in the Conversion Price by a fraction, the numerator of which shall be the Conversion Price immediately prior to such adjustment and the denominator of which shall be the Conversion Price in effect immediately thereafter, determined without reference to subsection (k). All calculations under this Section shall be made to the nearest ten-thousandth of a cent and to the nearest hundredth of a share.

          (h) Deferral of De Minimis Adjustments. No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least one percent in the Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any later adjustment.

          (i) Consideration Received. In any calculation of consideration received for purposes of this Section, the following shall apply:

               (1) in the case of the issuance of shares of Common Stock or Convertible Securities for cash, the consideration shall be the amount of such cash, before deduction for commissions, discounts and other expenses of the issuance; and

               (2) in the case of the issuance of shares of Common Stock or Convertible Securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof.

               (j) When No Adjustment Required. No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock. To the extent the holders become entitled to receive cash upon exercise of the Warrants, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          (k) Par Value. Notwithstanding any other provision of this Section, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value. However, in applying subsection (g), the "Conversion Price in effect immediately thereafter" shall be determined without regard to this subsection.

          (l) Notice of Certain Transactions. If:

               (1) the Corporation takes any action that would require an adjustment in the Conversion Price pursuant to this Section,

               (2) there is a liquidation or dissolution of the Corporation, or

               (3) a Liquidity Event occurs,

     the Corporation shall mail to holders of Series A Preferred Stock a notice describing the event and stating applicable record date or, if there is no record date, the effective date. The Corporation shall mail the notice at least 30 days before such date if practicable, but in any event not less than ten days before the time the holders of Series A Preferred Stock would be required to convert their Series A Preferred Stock in order to participate in the transaction on the same basis as holders of Common Stock. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

          Whenever the Conversion Price or the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be adjusted pursuant to this Section, the Corporation shall as soon as practicable prepare a certificate signed by its President or a Vice President setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, the Market Price (if applicable), and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock after giving effect to such adjustment, and shall as soon as practicable cause copies of such certificate to be mailed (by first class, postage prepaid) to the registered holders of the Series A Preferred Stock.

          (m) Reorganization of the Corporation.

          If the Corporation consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person (other than one of its Wholly-Owned Subsidiaries), upon consummation of such transaction the Series A Preferred Stock shall automatically become convertible into the kind and amount of securities, cash or other assets which the holder of Series A Preferred Stock would have owned immediately after the consolidation, merger, transfer or lease if the holder had converted the Series A Preferred Stock immediately before the record date (or, if none, the effective date) of the transaction.

          Notwithstanding the preceding paragraph, in the case of any merger, reverse stock split, or other transaction in which the Common Stock shall be converted into the right to receive a consideration consisting solely of cash, then each holder of Series A Preferred Stock, without having to take any action other than the surrendering of such Series A Preferred Stock to the Corporation, shall receive the amount by such holder if it had converted its Series A Preferred Stock immediately before the record date, or, if none, the effective date of such transaction.

          If this subsection applies, subsections (a), (b), (c), (d) and (e) do not apply.

          (n) Violation of Other Provisions. Nothing in this Section shall be deemed to waive any restriction on the Corporation set forth elsewhere herein.

     9. No Impairment. The Corporation will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (1) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of the Series A Preferred Stock from time to time outstanding and (2) will not take any action which results in any adjustment of the Conversion Price if the total number of Series A Preferred Stock shares of Common Stock issuable after the action upon the conversion of all of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's certificate of incorporation and available for the purposes of issue upon such exercise.

     10. Pre-emptive Rights.

          (a) Except as provided in subsection (b), the Holders shall have pre-emptive rights with respect to the issuance by the Corporation of any of its securities, and the Corporation shall, prior to any proposed issuance by the Corporation of any of its securities, offer to each Holder by written notice the right, for a period of 15 Business Days, to purchase, for cash at an amount equal to the price or other consideration for which such securities are proposed to be issued, the portion of the securities proposed to be issued determined by dividing the number of shares of Common Stock into which the Series A Preferred Stock is then convertible by the number of shares of Common Stock then outstanding (treating as outstanding for this purpose all shares of Common Stock issuable on exercise, conversion or exchange of outstanding Convertible Securities).

          (b) Subsection (a) shall not apply (1) to debt securities that are neither Convertible Securities nor issued as part of a transaction that includes equity securities or Convertible Securities; or (2) to securities issued (A) pursuant to an Exempt Issuance, (B) as consideration for the acquisition from an unaffiliated third party of all or part of another business (whether by purchase of stock or assets or otherwise), or (C) in a transaction described in Section 8(a).

          (c) The Corporation's written notice to the Holders shall describe the securities proposed to be issued by the Corporation and specify the number, price and payment terms. Each Holder may accept the Corporation's offer as to the full number of securities covered by subsection (a) or any lesser number, by written notice thereof given by it to the Corporation and to the other Holders prior to the expiration of the aforesaid 15 Business Day period, in which event the Corporation shall promptly sell and each Holder shall buy, upon the terms specified, the number of securities agreed to be purchased by such Holder. The Corporation shall be free at any time prior to 120 days after the date of its notice of offer to the Holders, to offer and sell to any third party or parties the securities not agreed by the Holders to be purchased by them, at a price and on payment terms no less favorable to the Corporation than those specified in such notice of offer to the Holders. However, if such third party sale or sales are not consummated within such 90-day period, the Corporation shall not sell such securities as shall not have been purchased within such period without again complying with this Section.

          (d) If the Holders in the aggregate elect to purchase more securities than they are entitled to purchase under subsection (a), each Holder shall purchase such securities (1) in the proportion that all electing Holders shall agree among themselves in writing, notice of which shall be given in writing to the Corporation not later than one business day before the issuance, sale and purchase is scheduled to be completed, or (2) failing such agreement in the proportion that the amount of securities that such Holder elects to purchase bears to the amount of securities elected to be purchased by all Holders.

     11. Definitions. As used herein, the following terms shall have the following meanings.

     "Affiliate" of any Person means any other Person that controls, is controlled by or is under common control with such Person.

     "Business Day" means any day on which the New York Stock Exchange is open for trading.

     "Common Stock" means the Common Stock, par value $0.01 per share, of the Corporation as constituted on the date hereof, except as otherwise provided in
Section 8 and in the definition of "Convertible Securities."

     "Conversion Shares" means shares of Common Stock received on conversion of the Series A Preferred Stock.

     "Conversion Price" is defined in Section 7(a).

     "Convertible Securities" means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock (as defined in Section 8). The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other Convertible Securities.

     "Dividend Junior Stock" is defined in Section 5(a).

     "Exempt Issuance" means (a) the issuance of Common Stock upon the exercise, conversion or exchange of Convertible Securities, (b) the issuance of Common Stock or Convertible Securities in a bona fide underwritten public offering, registered under the Securities Act, (c) the issuance of Common Stock pursuant to any plan of the Corporation for the reinvestment of dividends on the same class of capital stock, (d) the issuance after the date hereof for compensation purposes of options to purchase up to 155,000 shares of Common Stock to
officers,   employees  or  directors  of,  or  bona  fide  consultants  to,  the
Corporation, (e) the issuance of Common Stock pursuant to Section 2.C of the Executive Stock Appreciation Rights and Non Qualified Stock Option Agreement, dated as of February 6, 1995, between the Corporation and Todd E. Siegel, as amended October 28, 2000, and (f) the issuance of Common Stock pursuant to
Section 3.c of, and Exhibit A to, the Employment Agreement, effective as of March 2, 2001, between the Corporation and Michael P. Conroy.

     "Fair Market Value" of property other than cash means (1) in the case of any security traded in the Nasdaq Stock Market, listed on a securities exchange or reported on the NASD OTC bulletin board, its Market Price, and (2) in all other cases, the fair market value of the property as determined in good faith by the Board of Directors of the Corporation, subject to the appraisal procedure described below. In connection with any transaction described herein that requires the determination of the Fair Market Value of property, the Corporation will notify the holders of the Series A Preferred Stock in writing of the terms of the transaction and of the amount determined by the Board of Directors to be the Fair Market Value of the property, including a description of the valuation method. If the holders of a majority of the Series A Preferred Stock believe that the Corporation's notice incorrectly states the Fair Market Value of the property, the holders of a majority of the Series A Preferred Stock may engage an independent appraisal firm selected by them (the "First Appraiser") to determine the Fair Market Value of the property. The report of the First
Appraiser shall be conclusive on the question of the Fair Market Value of the property unless, within 15 Business Days after its receipt of the report of the First Appraiser, the Corporation appoints an independent appraisal firm (the "Second Appraiser") and notifies the holders of Series A Preferred Stock of the identity of the Second Appraiser. If the reports of the First Appraiser and the Second Appraiser are within 10 percent of the lower of the two, report of the First Appraiser shall conclusively establish the Fair Market Value of the property. Otherwise, the First Appraiser and the Second Appraiser will jointly appoint a third appraiser reasonably satisfactory to the Corporation and the holders of a majority of the Series A Preferred Stock (the "Third Appraiser"). The report of the Third Appraiser shall be averaged with the report of the First Appraiser or the Second Appraiser, whichever shall be closer to that of the Third Appraiser, and the average shall conclusively establish the Fair Market Value of the property. Each appraiser will be instructed to complete its appraisal within 30 days after its appointment. The Corporation will permit all appraisers appointed hereunder to have reasonable access to its books and records, to its officers and employees, and to its accountants. The Corporation will pay the cost of the First Appraiser. If the adjustment based on the Fair Market Value as finally determined exceeds the adjustment based on the Fair Market Value stated in the Corporation's notice by more than 10 percent, the Corporation will pay the cost of the Second Appraiser; otherwise, the holders of Series A Preferred Stock will pay the cost of the Second Appraiser (in proportion to the number of shares held by each). The cost of the Third Appraiser will be paid half by the Corporation and half by the holders of Series A Preferred Stock (in proportion to the number of Warrants held by each).

     "Holder" or "holder" means a registered holder of Series A Preferred Stock.

     "Intercreditor Agreement" means the Subordination Agreement dated the date of the Purchase Agreement among LaSalle Business Credit, Inc., Eureka I, L.P., the Corporation, and MTS Packaging Systems, Inc., as in effect from time to time.

     "Liquidation Junior Stock" is defined in Section 4(a).

     "Liquidity Event" means (A) the sale, lease, abandonment, transfer or other disposition of all or substantially all the stock or assets of the Corporation, including by merger, consolidation or otherwise, (B) the dissolution, liquidation or winding up of the Corporation, (C) the occurrence of a Change of Control, or (D) a Qualified Public Offering.

     "Market Price" of a security on (or determined as of) any day means the average of the last reported sale prices of such security as reported by the Nasdaq Stock Market or, if such security is listed on a securities exchange, the average of the last reported sale prices of such security on such exchange, which shall be for consolidated trading if applicable to such exchange, or, if not so reported, or if no sale shall have occurred on a particular trading day, the last reported bid price of such security, in each case for the five trading days immediately before such day. If a security is publicly traded, but not in the Nasdaq Stock Market or on a securities exchange, its Market Price is the average of the last reported bid prices of such security on the NASD OTC bulletin board for the five trading days immediately before such day. If a security is not reported on the NASD OTC bulletin board, its Market Price is its Fair Market Value.

     "Notes" means the Corporation's 14% Senior Subordinated Notes issued pursuant to the Purchase Agreement.

     "Person" means an individual, corporation, partnership, limited liability company, trust or any other entity.

     "Purchase Agreement" means the Securities Purchase Agreement, dated the date of the first issuance of Series A Preferred Stock, between Eureka I, L.P. and the Corporation.

     "Qualified Public Offering" means the first issuance and sale after the date hereof by the Corporation, pursuant to a registration statement that becomes effective under the Securities Act, of securities (other than senior debt securities that are neither Convertible Securities nor issued as part of an offering that includes equity securities or Convertible Securities) for net proceeds to the Corporation of $15,000,000 or more.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Series A Preferred Stock" is defined in Section 1.

     "Siegel Family" means (1) Todd E. Siegel, his siblings, the descendants of Todd E. Siegel and his siblings, and the spouses of any of the foregoing persons; and (2) any general or limited partnership (including Jade Partners), trust (including the Siegel Family Trust) or other entity, all of whose partners, beneficiaries or other owners are Persons described in clause (1).

     "Subsidiary" means (1) any partnership in which the Corporation or any Subsidiary is a general partner, (2) any Person in which the Corporation and its Subsidiaries collectively own a majority of the equity interests, and (3) any Person of which securities having a majority of the ordinary voting power in electing the board of directors or comparable body are, at the time as of which any determination is being made, owned by the Corporation either directly or through one or more Subsidiaries.

     "Voting Securities" means securities entitled in ordinary circumstances to vote generally in the election of directors of the Corporation.


     "Warrants" means the warrants to purchase common stock of the Corporation issued pursuant to the Purchase Agreement.

     "Wholly-Owned   Subsidiary"  means  any  Subsidiary,   all  of  the  equity
securities of which are owned by the Corporation or another Wholly-Owned Subsidiary.

                                                                     EXHIBIT D

                                     FORM OF
                                JOINDER AGREEMENT

     THIS JOINDER AGREEMENT (this "Agreement") is dated as of __________ , among the undersigned new parties (each a "New Party" and collectively the "New Parties") and EUREKA I, L.P., as collateral agent (the "Collateral Agent").

                                    RECITALS

     WHEREAS, certain subsidiaries of Medical Technology Systems, Inc. ("MTS") (the "Subsidiaries") have entered into a Guaranty Agreement, dated as of June ___, 2002, with Collateral Agent (the "Guaranty Agreement"), whereby the Subsidiaries have agreed to become guarantors of the Guaranteed Obligations (as such term is defined in the Guaranty Agreement);

     WHEREAS, the Subsidiaries have entered into a Guarantor Security Agreement dated as of June ___, 2002, with Collateral Agent ("the Security Agreement");

     WHEREAS, MTS has agreed to cause any newly formed subsidiaries to join the Guaranty Agreement and Guarantor Security Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

     1. Joinder. Each New Party hereby agrees to be bound by all of the liabilities and obligations which bind the Subsidiaries under (i) the Guaranty Agreement, including without limitation the Guaranteed Obligations (as defined in the Guaranty Agreement), and (ii) the Guarantor Security Agreement. Therefore, each New Party hereby joins in the execution of and agrees to be bound by, and is hereby deemed a party to, the Guaranty Agreement, as one of the "Guarantors" thereunder, for all purposes thereof, and in furtherance of and not in limitation of the foregoing hereby jointly and severally with the other "Guarantors" thereunder and unconditionally and irrevocably guarantees the due and punctual payment and performance by MTS of all of its indebtedness, liabilities and obligations to Collateral Agent under the agreements, instruments and obligations referenced in Section 1 of the Guaranty Agreement, all in accordance with the terms and conditions set forth therein. In addition, each New Party hereby joins in the execution of and agrees to be bound by, and is hereby deemed a party to, the Guarantor Security Agreement, as one of the "Debtors" thereunder, for all purposes thereof. Each New Party hereby further certifies that all warranties and representations set forth in the Guaranty Agreement and the Guarantor Security Agreement, as they pertain to Subsidiaries, are true and correct in all material respects on the date hereof.

     2. Grant of Security Interest. In order to secure the performance of the Guaranteed Obligations, each New Party hereby grants to Collateral Agent a continuing security interest in, and a collateral assignment and pledge of, all of such New Parties' now owned or hereafter acquired properties, assets and rights of every name and nature, including without limitation all now owned or hereafter acquired Collateral (as defined in the Guarantor Security Agreement).

     3. No Further Amendments. Except for the amendments set forth herein or otherwise set forth in any agreement signed by the Secured Parties and dated the date hereof, the Intercreditor Agreement shall remain unchanged and in full force and effect.

     4. Miscellaneous.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed in said state. It is intended that this Agreement shall take effect as a sealed instrument.

     (b) This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                  NEW PARTIES:

                                  [NAME]
                                   By:______________________________________
                                      Name:
                                      Title:


                                   EUREKA I, L.P., as Collateral Agent

                                    By:_____________________________________
                                       Name:
                                       Title:

                                                                      EXHIBIT E

                                     FORM OF
                               TAG-ALONG AGREEMENT

     This TAG-ALONG AGREEMENT (this "Agreement") is entered into as of June __, 2002, by and among Medical Technology Systems, Inc., a Delaware corporation (the "Company"), Eureka I, L.P. (the "Purchaser") and [_____________________] (the
"Stockholder").

                                    RECITALS

     WHEREAS, on this date the Company is issuing 2,000 shares of its Series A Convertible Participating Preferred Stock to the Purchaser and Warrants to purchase 566,517 Shares of Common Stock of the Company pursuant to a Securities Purchase Agreement of even date herewith (the "Purchase Agreement");

     WHEREAS, one of the conditions to the investment by the Purchaser is the execution of this Agreement providing for certain restrictions and obligations with respect to capital stock of the Company held by the Stockholder.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement and in the Purchase Agreement, the parties hereto, intending to be legally bound, agree as follows:


SECTION 1. STOCK RESTRICTION PROVISIONS.

     1.1 Right of Participation in Sales.

          (a) Co-Sale Right. If at any time the Stockholder desires to sell or otherwise dispose of all or any of the capital stock of the Company beneficially owned by it to any person or entity (the "Proposed
     Transferee"), the Purchaser shall have the right to participate in such disposition, to the extent of its Pro Rata Portion at the same price and upon the same terms and conditions as involved in such disposition by the Stockholder, and the Stockholder shall make effective arrangements for such participation (which shall be a condition to any sale by the Stockholder). The Stockholder shall provide at least twenty (20) days prior written notice of such sale (the "Co-Sale Notice") to the Company and the Purchaser.

          (b) Pro Rata Portion. For purposes of subsection (a), the Purchaser's "Pro Rata Portion" means the result obtained by multiplying the number of shares of Common Stock held by the Purchaser by a fraction of which the numerator is the number of shares of Common Stock disposed of by the Stockholder to the Proposed Transferee, and of which the denominator is the number of shares of Common Stock held by the Stockholder immediately before such disposition. For this purpose, (1) "Common Stock" means all capital stock of the Company, however designated, that participates in any liquidation or dissolution of the Company without limit as to per-share amount; (2) any sale of securities or other rights that are convertible into, exercisable for or exchangeable for Common Stock ("Convertible Securities") shall be treated as a sale of the underlying Common Stock; and
     (3) the Pro Rata Portion shall be calculated on the assumption that all Convertible Securities held by the Stockholder or the Purchaser shall have been converted, exercised or exchanged.

          (c) Notice of Intent to Participate. If the Purchaser wishes to so participate in any sale under this Section 1.1, it shall notify the Stockholder of such intention within fifteen (15) days after the date the Co-Sale Notice is received.

          (d) Exception. This Section shall not apply to any disposition by the Stockholder of shares of Common Stock which, when aggregated with all shares of Common Stock disposed of by the Stockholder and all Other Stockholders during the calendar month in which the disposition in question occurs and the preceding eleven calendar months, does not exceed 70,000 shares of Common Stock. "Other Stockholder" means each stockholder of the Company who is, at the time of the disposition in question, party to an agreement with the Purchaser similar to this Agreement.

          (e) Family Transfers. This Section shall not apply to any disposition without consideration to any member of the Siegel Family (as defined in the Purchase Agreement), but the Stockholder will not make any such disposition unless the transferee and the Company execute and deliver an agreement with the Purchaser identical to this Agreement. Any disposition made pursuant to this subsection will be disregarded for purposes of subsection (d).

     1.2 Put Right. In the event of any sale, transfer, assignment or disposition of any capital stock by the Stockholder in violation of any provision of Section 1.1 of this Agreement, the Purchaser shall have the right, in addition to all other rights for breach of this Agreement, to elect to cause such Stockholder to purchase, and such Stockholder shall be obligated to purchase, from the Purchaser and at the same price per share and on the same terms and conditions as involved in such disposition by such Stockholder, the number of shares of Common Stock that the Purchaser was entitled to sell under
Section 1.1.

SECTION 2. MISCELLANEOUS.

     2.1 Duration of Agreement. Except as otherwise provided herein, the rights and obligations of the Company, the Purchaser and the Stockholder under this Agreement shall terminate June __, 2012.

     2.2 Legend. Each certificate representing shares of capital stock beneficially owned by the Stockholder shall bear a legend in substantially the following form, until such time as the shares of capital stock, represented thereby are no longer subject to the provisions hereof:

               "The sale, transfer or assignment of the securities represented by this certificate are subject to the terms and conditions of a certain Tag-along Agreement dated as of June __, 2002, as amended from time to time, among the Company and certain holders of its outstanding capital stock. Copies of such Tag-along Agreement may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company."

     2.3 Governing Law. This Agreement shall be governed in all respects by the laws of Delaware.

     2.4 Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by a party if any other party fails to comply with the provisions of this Agreement and that in the event of any such failure, the non-defaulting parties will not have an adequate remedy at law. The non-defaulting parties shall, therefore, be entitled to obtain specific performance of the defaulting party's obligations hereunder and to obtain immediate injunctive relief. The defaulting party shall not argue, as a defense to any proceeding for such specific performance or injunctive relief, that the non-defaulting parties have an adequate remedy at law.

     2.5 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     2.6 Entire Agreement. This Agreement, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     2.7 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     2.8 Amendment and Waiver. Except as otherwise expressly provided, this Agreement may be amended or modified only upon the mutual written consent of all the parties hereto.

     2.9 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach, default or noncompliance of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of or in any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party of any breach, default or noncompliance under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

     2.10 Notices and Consents. All notices and consents required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to each party at the address set forth on the signature pages hereof or at such other address as any party may designate by ten (10) days advance written notice to the other parties hereto.

     2.11 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants actually incurred, which shall include, without limitation, all fees, costs and expenses of appeals.

     2.12 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     2.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     2.14 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

     2.15 Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company, the Stockholder and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


Address:                           MEDICAL TECHNOLOGY SYSTEMS, INC.

12920 Automobile Boulevard
Clearwater, FL  33762
                                   By: ________________________________
                                       Name:
                                       Title:



Address:                           EUREKA I, L.P.

770 Township Line, Suite 150       By: EUREKA MANAGEMENT, L.P.,
Yardley, Pennsylvania 19067               its sole general partner

                                   By: BERWIND CAPITAL PARTNERS, LLC,
                                          its sole general partner

                                    By:________________________________
                                       Christine C. Jones,
                                       President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

Address:                                    [Stockholder]